UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.16

ANNUAL REPORT

AB DISCOVERY VALUE FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 10, 2017

Annual Report

This report provides management’s discussion of fund performance for AB Discovery Value Fund (the “Fund”) for the annual reporting period ended November 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the six- and 12-month periods ended November 30, 2016.

During the 12-month period, all share classes of the Fund, except Class C and Class R shares, outperformed the benchmark, before sales charges. Security selection drove the performance, relative to the benchmark. Stock selection and overweight positions in the technology and industrials sectors were among the primary contributors to performance. The Fund’s consumer discretionary, consumer staples, health care and utilities holdings also outperformed. Stock selection and an underweight position in the financials sector were the primary detractors. Holdings in materials,

AB DISCOVERY VALUE FUND •	1

energy and real estate, as well as an overweight to the consumer discretionary sector, also detracted.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Sector and security selection drove the performance, relative to the benchmark. Stock selection and overweight positions in the industrials and technology sectors contributed. An underweight position in the real estate sector also contributed to returns. Stock selection and an underweight position in the financials sector were the primary detractors.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

US equities notched substantial gains during the 12-month period ended November 30, 2016. Towards the end of the period, investors were surprised when Donald Trump won the US presidential election. Equities gained on the news as investors weighed pro-growth promises from President-elect Trump—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. To combat potential headwinds from Brexit, the Bank of England cut rates to a record low while launching an aggressive asset purchase program. In contrast, the US Federal Reserve, which had laid the groundwork for another rate hike, raised the Federal Funds Rate in December by 25 basis points, and signaled that more rate hikes are likely in 2017.

For both periods, small/mid-cap value stocks outperformed both large-cap value and small/mid-cap growth stocks. After the Fund was underweight energy stocks in 2015, the Fund’s Senior Investment Management Team (the “Team”) added to the Fund’s energy exposure in the 12-month period. The economic climate allowed the Team to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company level catalysts.

2	• AB DISCOVERY VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500™ Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the US; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. AllianceBernstein L.P. (the “Adviser”) will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB DISCOVERY VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB DISCOVERY VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Discovery Value Fund*
Class A	15.57%	16.56%

Class B†	15.52%	16.44%

Class C	15.07%	15.69%

Advisor Class‡	15.70%	16.83%

Class R‡	15.29%	16.11%

Class K‡	15.45%	16.45%

Class I‡	15.66%	16.85%

Class Z‡	15.74%	16.93%

Russell 2500 Value Index	13.55%	16.15%

Russell 2500 Index	10.89%	10.65%

*    Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2016, by 0.0001% and 0.0001%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡       Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB DISCOVERY VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/06 TO 11/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Value Fund Class A shares (from 11/30/06 to 11/30/16) as compared to the performance of the Fund’s benchmark and the Russell 2500 Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB DISCOVERY VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	16.56%	11.59%
5 Years	15.45%	14.45%
10 Years	8.52%	8.05%

Class B Shares
1 Year	16.44%	12.44%
5 Years	15.35%	15.35%
10 Years(a)	8.39%	8.39%

Class C Shares
1 Year	15.69%	14.69%
5 Years	14.62%	14.62%
10 Years	7.75%	7.75%

Advisor Class Shares*
1 Year	16.83%	16.83%
5 Years	15.78%	15.78%
10 Years	8.84%	8.84%

Class R Shares*
1 Year	16.11%	16.11%
5 Years	15.07%	15.07%
10 Years	8.24%	8.24%

Class K Shares*
1 Year	16.45%	16.45%
5 Years	15.42%	15.42%
10 Years	8.53%	8.53%

Class I Shares*
1 Year	16.85%	16.85%
5 Years	15.81%	15.81%
10 Years	8.85%	8.85%

Class Z Shares*
1 Year	16.93%	16.93%
Since Inception†	10.67%	10.67%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.15%, 1.92%, 1.90%, 0.90%, 1.54%, 1.23%, 0.88% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB DISCOVERY VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	19.07%
5 Years	14.54%
10 Years	8.05%

Class B Shares
1 Year	20.29%
5 Years	15.47%
10 Years(a)	8.39%

Class C Shares
1 Year	22.40%
5 Years	14.73%
10 Years	7.75%

Advisor Class Shares*
1 Year	24.64%
5 Years	15.89%
10 Years	8.84%

Class R Shares*
1 Year	23.90%
5 Years	15.18%
10 Years	8.24%

Class K Shares*
1 Year	24.30%
5 Years	15.53%
10 Years	8.53%

Class I Shares*
1 Year	24.73%
5 Years	15.92%
10 Years	8.85%

Class Z Shares*
1 Year	24.79%
Since Inception†	10.68%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• AB DISCOVERY VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,155.70	$6.14	1.14%	$6.20	1.15%
Hypothetical**	$1,000	$1,019.30	$5.76	1.14%	$5.81	1.15%

AB DISCOVERY VALUE FUND •	9

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value 6/1/2016	Ending Account Value 11/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class B
Actual	$1,000	$1,155.20	$6.47	1.20%	$6.52	1.21%
Hypothetical**	$1,000	$1,019.00	$6.06	1.20%	$6.11	1.21%
Class C
Actual	$1,000	$1,150.70	$10.16	1.89%	$10.22	1.90%
Hypothetical**	$1,000	$1,015.55	$9.52	1.89%	$9.57	1.90%
Advisor Class
Actual	$1,000	$1,157.00	$4.80	0.89%	$4.85	0.90%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%	$4.55	0.90%
Class R
Actual	$1,000	$1,152.90	$8.23	1.53%	$8.29	1.54%
Hypothetical**	$1,000	$1,017.35	$7.72	1.53%	$7.77	1.54%
Class K
Actual	$1,000	$1,154.50	$6.57	1.22%	$6.63	1.23%
Hypothetical**	$1,000	$1,018.90	$6.16	1.22%	$6.21	1.23%
Class I
Actual	$1,000	$1,156.60	$4.80	0.89%	$4.85	0.90%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%	$4.55	0.90%
Class Z
Actual	$1,000	$1,157.40	$4.26	0.79%	$4.31	0.80%
Hypothetical**	$1,000	$1,021.05	$3.99	0.79%	$4.04	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated/unaffiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

10	• AB DISCOVERY VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,575.0

TEN LARGEST HOLDINGS†

November 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Synergy Resources Corp.	$50,348,436	2.0%
Oshkosh Corp.	49,416,500	1.9
Huntington Bancshares, Inc./OH	43,411,637	1.7
Zions Bancorporation	43,193,199	1.7
Booz Allen Hamilton Holding Corp.	41,635,238	1.6
Helmerich & Payne, Inc.	41,001,544	1.6
Comerica, Inc.	39,887,100	1.5
QEP Resources, Inc.	38,901,242	1.5
Anixter International, Inc.	38,844,457	1.5
Reinsurance Group of America, Inc. – Class A	38,334,685	1.5
	$424,974,038	16.5%

*	All data are as of November 30, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB DISCOVERY VALUE FUND •	11

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Information Technology – 19.1%
Communications Equipment – 2.5%
Finisar Corp.(a)	1,016,790	$33,787,932
Infinera Corp.(a)	1,619,080	13,762,180
NETGEAR, Inc.(a)	296,413	15,917,378

		63,467,490

Electronic Equipment, Instruments & Components – 6.2%
Anixter International, Inc.(a)	497,050	38,844,457
Avnet, Inc.	334,740	15,361,219
CDW Corp./DE	735,790	37,701,880
Keysight Technologies, Inc.(a)	818,840	30,157,877
TTM Technologies, Inc.(a)	629,232	8,538,678
VeriFone Systems, Inc.(a)	452,650	7,645,259
Vishay Intertechnology, Inc.	1,471,926	22,299,679

		160,549,049

IT Services – 3.9%
Amdocs Ltd.	563,880	33,252,004
Booz Allen Hamilton Holding Corp.	1,101,170	41,635,238
Genpact Ltd.(a)	1,109,380	26,547,463

		101,434,705

Semiconductors & Semiconductor Equipment – 3.9%
Advanced Micro Devices, Inc.(a)	1,980,430	17,645,631
Cypress Semiconductor Corp.	3,204,550	36,051,188
Integrated Device Technology, Inc.(a)	665,470	15,571,998
Qorvo, Inc.(a)	592,740	31,658,243

		100,927,060

Software – 1.2%
Verint Systems, Inc.(a)	812,650	30,515,007

Technology Hardware, Storage & Peripherals – 1.4%
NCR Corp.(a)	892,170	34,571,587

		491,464,898

Financials – 18.8%
Banks – 10.6%
Associated Banc-Corp.	1,228,535	28,072,025
Comerica, Inc.	625,680	39,887,100
Fulton Financial Corp.	1,566,140	27,798,985
Huntington Bancshares, Inc./OH	3,484,080	43,411,637
Synovus Financial Corp.	621,550	24,060,200
Texas Capital Bancshares, Inc.(a)	412,980	30,044,295
Webster Financial Corp.	712,407	35,342,511
Zions Bancorporation	1,085,529	43,193,199

		271,809,952

Consumer Finance – 0.5%
OneMain Holdings, Inc.(a)	631,530	12,864,266

12	• AB DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 6.4%
American Financial Group, Inc./OH	446,140	$36,686,092
First American Financial Corp.	708,500	26,738,790
Hanover Insurance Group, Inc. (The)	182,610	15,812,200
Reinsurance Group of America, Inc. – Class A	314,090	38,334,685
Selective Insurance Group, Inc.	451,480	18,555,828
Validus Holdings Ltd.	521,300	28,327,442

		164,455,037

Thrifts & Mortgage Finance – 1.3%
Essent Group Ltd.(a)	1,141,997	34,853,748

		483,983,003

Industrials – 17.7%
Aerospace & Defense – 1.7%
B/E Aerospace, Inc.	254,670	15,290,387
Esterline Technologies Corp.(a)	329,100	28,944,345

		44,234,732

Air Freight & Logistics – 0.6%
Atlas Air Worldwide Holdings, Inc.(a)	334,280	16,513,432

Airlines – 1.4%
SkyWest, Inc.	963,400	35,501,290

Commercial Services & Supplies – 1.1%
ABM Industries, Inc.	618,370	27,208,280

Construction & Engineering – 4.8%
AECOM(a)	945,452	34,367,180
EMCOR Group, Inc.	313,750	21,764,838
Quanta Services, Inc.(a)	1,047,400	35,318,328
Tutor Perini Corp.(a)	1,214,680	31,703,148

		123,153,494

Electrical Equipment – 2.5%
EnerSys	451,570	35,935,941
Regal Beloit Corp.	384,730	28,046,817

		63,982,758

Machinery – 3.6%
ITT, Inc.	530,017	21,396,786
Oshkosh Corp.	705,950	49,416,500
SPX FLOW, Inc.(a)	743,970	23,316,020

		94,129,306

Road & Rail – 2.0%
Ryder System, Inc.	324,650	25,420,095
Werner Enterprises, Inc.	989,670	26,770,573

		52,190,668

		456,913,960

Consumer Discretionary – 16.4%
Auto Components – 3.3%
Dana, Inc.	1,897,150	32,042,864
Lear Corp.	178,820	23,158,978
Tenneco, Inc.(a)	492,660	29,042,307

		84,244,149

AB DISCOVERY VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Diversified Consumer Services – 1.0%
Sotheby’s(a)(b)	656,550	$25,644,843

Hotels, Restaurants & Leisure – 2.3%
Bloomin’ Brands, Inc.	1,696,110	31,547,646
Brinker International, Inc.(b)	528,206	28,053,021

		59,600,667

Household Durables – 2.0%
CalAtlantic Group, Inc.	944,400	31,533,516
PulteGroup, Inc.	1,022,240	19,279,446

		50,812,962

Media – 2.2%
Regal Entertainment Group – Class A(b)	1,426,330	32,677,220
Scholastic Corp.	556,830	24,550,635

		57,227,855

Multiline Retail – 0.8%
Big Lots, Inc.(b)	437,492	22,141,470

Specialty Retail – 4.1%
Burlington Stores, Inc.(a)	236,048	20,753,340
Caleres, Inc.	881,690	28,866,531
Children’s Place, Inc. (The)(b)	218,017	22,641,065
Michaels Cos., Inc. (The)(a)	1,338,980	32,644,332

		104,905,268

Textiles, Apparel & Luxury Goods – 0.7%
Crocs, Inc.(a)	2,529,680	17,707,760

		422,284,974

Energy – 12.4%
Energy Equipment & Services – 4.1%
Helmerich & Payne, Inc.(b)	541,990	41,001,544
Oil States International, Inc.(a)	959,220	34,388,037
RPC, Inc.(b)	1,528,450	30,691,276

		106,080,857

Oil, Gas & Consumable Fuels – 8.3%
Gulfport Energy Corp.(a)	975,630	25,063,935
Oasis Petroleum, Inc.(a)	1,682,380	25,185,228
QEP Resources, Inc.(a)	1,978,700	38,901,242
SM Energy Co.	885,320	35,288,855
Southwestern Energy Co.(a)	1,388,160	15,755,616
Synergy Resources Corp.(a)(b)	5,305,420	50,348,436
Western Refining, Inc.	600,460	21,538,500

		212,081,812

		318,162,669

Health Care – 5.2%
Health Care Providers & Services – 3.4%
LifePoint Health, Inc.(a)	529,047	29,071,133
Molina Healthcare, Inc.(a)	570,270	30,144,472
WellCare Health Plans, Inc.(a)	209,270	28,674,175

		87,889,780

Life Sciences Tools & Services – 1.3%
ICON PLC(a)	434,040	32,830,786

14	• AB DISCOVERY VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 0.5%
Horizon Pharma PLC(a)	706,990	$13,998,402

		134,718,968

Real Estate – 3.5%
Equity Real Estate Investment Trusts (REITs) – 3.5%
Education Realty Trust, Inc.	738,720	29,992,032
Empire State Realty Trust, Inc. – Class A	784,440	15,822,155
Gramercy Property Trust	3,867,125	33,798,672
Kite Realty Group Trust	465,738	11,200,999

		90,813,858

Utilities – 3.0%
Electric Utilities – 2.1%
PNM Resources, Inc.	938,813	29,666,491
Portland General Electric Co.	589,580	24,526,528

		54,193,019

Gas Utilities – 0.9%
Southwest Gas Corp.	292,570	21,688,214

		75,881,233

Materials – 2.8%
Chemicals – 1.5%
Huntsman Corp.	987,350	19,233,578
Ingevity Corp.(a)	342,120	17,916,825

		37,150,403

Containers & Packaging – 1.3%
Graphic Packaging Holding Co.	2,698,460	33,919,642

		71,070,045

Consumer Staples – 0.6%
Food Products – 0.6%
Ingredion, Inc.	133,487	15,668,704

Total Common Stocks (cost $2,019,763,698)		2,560,962,312

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(c)(d) (cost $18,511,653)	18,511,653	18,511,653

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $2,038,275,351)		2,579,473,965

AB DISCOVERY VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.5%
Investment Companies – 4.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(c)(d) (cost $116,702,344)	116,702,344	$116,702,344

Total Investments – 104.7% (cost $2,154,977,695)		2,696,176,309
Other assets less liabilities – (4.7)%		(121,128,354)

Net Assets – 100.0%		$2,575,047,955

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

16	• AB DISCOVERY VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,019,763,698)	$2,560,962,312	(a)
Affiliated issuers (cost $135,213,997—including investment of cash collateral for securities loaned of $116,702,344)	135,213,997
Cash	615,791
Receivable for investment securities sold	6,155,376
Receivable for shares of beneficial interest sold	4,410,401
Unaffiliated dividends receivable	2,056,873
Affiliated dividends receivable	8,377

Total assets	2,709,423,127

Liabilities
Payable for collateral received on securities loaned	116,702,344
Payable for investment securities purchased	10,366,586
Payable for shares of beneficial interest redeemed	5,141,421
Advisory fee payable	1,490,192
Distribution fee payable	264,865
Transfer Agent fee payable	65,852
Administrative fee payable	8,114
Accrued expenses	335,798

Total liabilities	134,375,172

Net Assets	$2,575,047,955

Composition of Net Assets
Paid-in capital	$1,950,900,997
Undistributed net investment income	4,319,786
Accumulated net realized gain on investment transactions	78,628,558
Net unrealized appreciation on investments	541,198,614

	$2,575,047,955

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$516,152,543	23,339,028	$22.12	*

B	$3,701,810	177,638	$20.84

C	$143,061,043	7,206,839	$19.85

Advisor	$1,221,938,040	54,030,513	$22.62

R	$100,017,039	4,636,350	$21.57

K	$63,529,323	2,911,402	$21.82

I	$247,354,491	11,238,710	$22.01

Z	$279,293,666	12,698,713	$21.99

(a)	Includes securities on loan with a value of $121,103,996 (see Note E).

*	The maximum offering price per share for Class A shares was $23.10 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB DISCOVERY VALUE FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income
Dividends
Unaffiliated issuers	$31,157,783
Affiliated issuers	541,093
Securities lending income	703,700	$32,402,576

Expenses
Advisory fee (see Note B)	17,422,174
Distribution fee—Class A	1,267,050
Distribution fee—Class B	42,355
Distribution fee—Class C	1,360,452
Distribution fee—Class R	472,624
Distribution fee—Class K	145,072
Transfer agency—Class A	572,303
Transfer agency—Class B	6,095
Transfer agency—Class C	164,145
Transfer agency—Advisor Class	1,314,325
Transfer agency—Class R	230,652
Transfer agency—Class K	108,756
Transfer agency—Class I	220,344
Transfer agency—Class Z	44,799
Custodian	218,626
Printing	128,160
Registration fees	119,481
Audit and tax	68,148
Administrative	50,575
Legal	43,105
Trustees’ fees	24,569
Miscellaneous	88,321

Total expenses	24,112,131
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(136,130)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(27,531)

Net expenses		23,948,470

Net investment income		8,454,106

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		88,447,189
Net change in unrealized appreciation/depreciation of investments		276,709,863

Net gain on investment transactions		365,157,052

Net Increase in Net Assets from Operations		$373,611,158

See notes to financial statements.

18	• AB DISCOVERY VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2016	Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,454,106	$6,536,443
Net realized gain on investment transactions	88,447,189	170,805,209
Net change in unrealized appreciation/depreciation of investments	276,709,863	(158,055,802)

Net increase in net assets from operations	373,611,158	19,285,850
Dividends and Distributions to Shareholders from
Net investment income
Class A	(16,146)	(2,768,235)
Class B	– 0	–	(38,338)
Advisor Class	(2,984,836)	(7,285,702)
Class R	– 0	–	(161,716)
Class K	– 0	–	(295,761)
Class I	(474,287)	(2,373,351)
Class Z	(710,268)	(381,639)
Net realized gain on investment transactions
Class A	(30,591,913)	(78,375,685)
Class B	(348,077)	(1,440,273)
Class C	(9,343,707)	(22,805,660)
Advisor Class	(64,021,372)	(117,485,261)
Class R	(6,101,834)	(17,028,523)
Class K	(3,544,298)	(8,424,034)
Class I	(10,936,492)	(37,615,037)
Class Z	(12,069,251)	(5,435,040)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(98,777,475)	339,982,219
Capital Contributions
Proceeds from regulatory settlement (see Note F)	1,391	– 0	–

Total increase	133,692,593	57,353,814
Net Assets
Beginning of period	2,441,355,362	2,384,001,548

End of period (including undistributed net investment income of $4,319,786 and $0, respectively)	$2,575,047,955	$2,441,355,362

See notes to financial statements.

AB DISCOVERY VALUE FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2016

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

20	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

AB DISCOVERY VALUE FUND •	21

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices

22	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,560,962,312		$	– 0	–	$	– 0	–	$2,560,962,312
Short-Term Investments	18,511,653			– 0	–		– 0	–	18,511,653
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	116,702,344			– 0	–		– 0	–	116,702,344

Total Investments in Securities	2,696,176,309			– 0	–		– 0	–	2,696,176,309
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$2,696,176,309		$	– 0	–	$	– 0	–	$2,696,176,309

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

AB DISCOVERY VALUE FUND •	23

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

24	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB DISCOVERY VALUE FUND •	25

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2016, the reimbursement for such services amounted to $50,575.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $999,040 for the year ended November 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,164 from the sale of Class A shares and received $10,473, $1,176 and $4,590 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund’s as an acquired fund fee and expense. For the year ended November 30, 2016, such waiver amounted to $47,576. A summary of the Fund’s transactions in shares

26	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

of the Government Money Market Portfolio for the year ended November 30, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)	Dividend Income (000)
$ 62,198	$610,112	$653,798	$18,512	$173

Brokerage commissions paid on investment transactions for the year ended November 30, 2016 amounted to $2,693,429, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. Effective February 29, 2016 payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. For the year ended November 30, 2016, such waiver amounted to $27,531. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $178,884, $3,391,286, $2,158,482 and $706,315 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB DISCOVERY VALUE FUND •	27

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$1,312,731,968		$1,498,973,633
U.S. government securities......................	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,160,163,587

Gross unrealized appreciation	$591,649,603
Gross unrealized depreciation	(55,636,881)

Net unrealized appreciation	$536,012,722

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

28	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 21, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2016, the Fund had securities on loan with a value of $121,103,996 and had received cash collateral which has been invested into Government Money Market Portfolio of $116,702,344. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $703,700, $210,335 and $157,732 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended November 30, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended

AB DISCOVERY VALUE FUND •	29

Notes to Financial Statements

November 30, 2016, such waiver amounted to $88,554. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period December 1, 2015 to June 20, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 06/20/16 (000)
$134,478	$518,331	$652,809	$	– 0	–

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 21, 2016 to November 30, 2016 is as follows:

Market Value 06/21/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)
$	– 0	–	$601,549	$484,847	$116,702

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2016	Year Ended November 30, 2015

Class A
Shares sold	4,207,615	4,176,457	$78,938,821	$85,733,307

Shares issued in reinvestment of dividends and distributions	1,600,582	3,806,982	28,490,366	75,797,017

Shares converted from Class B	120,487	239,227	2,224,542	4,873,254

Shares redeemed	(9,806,644)	(9,369,363)	(182,166,067)	(190,786,270)

Net decrease	(3,877,960)	(1,146,697)	$(72,512,338)	$(24,382,692)

Class B
Shares sold	9,767	12,256	$171,830	$238,861

Shares issued in reinvestment of dividends and distributions	20,086	73,329	337,249	1,383,714

Shares converted to Class A	(127,767)	(252,498)	(2,224,542)	(4,873,254)

Shares redeemed	(39,760)	(49,050)	(692,178)	(949,318)

Net decrease	(137,674)	(215,963)	$(2,407,641)	$(4,199,997)

30	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2016	Year Ended November 30, 2015

Class C
Shares sold	531,783	659,252	$8,946,820	$12,304,609

Shares issued in reinvestment of distributions	532,683	1,150,481	8,570,873	20,984,775

Shares redeemed	(2,224,563)	(1,715,866)	(37,884,634)	(32,094,000)

Net increase (decrease)	(1,160,097)	93,867	$(20,366,941)	$1,195,384

Advisor Class
Shares sold	9,875,740	19,980,232	$184,120,236	$416,698,381

Shares issued in reinvestment of dividends and distributions	3,452,799	5,713,774	62,668,309	115,875,337

Shares redeemed	(15,329,861)	(12,105,657)	(294,404,403)	(252,709,891)

Net increase (decrease)	(2,001,322)	13,588,349	$(47,615,858)	$279,863,827

Class R
Shares sold	828,305	828,403	$15,258,542	$16,614,132

Shares issued in reinvestment of dividends and distributions	350,183	877,789	6,100,182	17,187,113

Shares redeemed	(1,939,626)	(2,473,668)	(35,532,741)	(49,631,979)

Net decrease	(761,138)	(767,476)	$(14,174,017)	$(15,830,734)

Class K
Shares sold	645,854	649,045	$11,963,023	$13,178,774

Shares issued in reinvestment of dividends and distributions	201,724	443,079	3,544,294	8,719,787

Shares redeemed	(1,069,770)	(1,001,415)	(19,854,220)	(20,262,196)

Net increase (decrease)	(222,192)	90,709	$(4,346,903)	$1,636,365

Class I
Shares sold	4,597,347	1,917,786	$82,135,531	$39,222,255

Shares issued in reinvestment of dividends and distributions	644,703	2,020,444	11,391,902	39,923,969

Shares redeemed	(3,688,120)	(7,706,919)	(69,057,652)	(155,293,733)

Net increase (decrease)	1,553,930	(3,768,689)	$24,469,781	$(76,147,509)

AB DISCOVERY VALUE FUND •	31

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2016	Year Ended November 30, 2015

Class Z
Shares sold	5,684,286	9,550,526	$105,943,245	$194,651,990

Shares issued in reinvestment of dividends and distributions	724,463	294,595	12,779,518	5,815,309

Shares redeemed	(4,280,456)	(1,117,231)	(80,546,321)	(22,619,724)

Net increase	2,128,293	8,727,890	$38,176,442	$177,847,575

For the year ended November 30, 2016, the Fund received proceeds of $1,391 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

32	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$4,185,537	$36,128,508
Net long-term capital gains	136,956,944	265,785,747

Total taxable distributions paid	$141,142,481	$301,914,255

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,319,786
Undistributed capital gain	83,814,450
Unrealized appreciation/(depreciation)	536,012,722	(a)

Total accumulated earnings/(deficit)	$624,146,958

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of proceeds from a settlement of regulatory proceedings, the utilization of earnings and profits distributed to shareholders on redemption of shares, and the redesignation of dividends resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

AB DISCOVERY VALUE FUND •	33

Notes to Financial Statements

NOTE J

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE K

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34	• AB DISCOVERY VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 20.19	$ 22.91	$ 22.87	$ 17.40	$ 16.11

Income From Investment Operations
Net investment income(a)	.05	(b)	.03	.10	.05	.06	(b)
Net realized and unrealized gain on investment transactions	3.02	.13	2.00	6.31	2.18
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.07	.16	2.10	6.36	2.24

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	(.10)	(.05)	(.06)	(.03)
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)

Total dividends and distributions	(1.14)	(2.88)	(2.06)	(.89)	(.95)

Net asset value, end of period	$ 22.12	$ 20.19	$ 22.91	$ 22.87	$ 17.40

Total Return
Total investment return based on net asset value(e)	16.56	%*	.87%	10.04%	38.20%	14.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$516,153	$549,547	$649,671	$730,909	$523,130
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.16%	1.20%	1.21%	1.22%	1.25%
Expenses, before waivers/reimbursements(f)	1.16%	1.20%	1.21%	1.22%	1.28%
Net investment income	.25	%(b)	.16%	.45%	.27%	.35	%(b)
Portfolio turnover rate	57%	47%	50%	56%	63%

See footnote summary on page 43.

AB DISCOVERY VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 19.11	$ 21.83	$ 21.87	$ 16.66	$ 15.47

Income From Investment Operations
Net investment income(a)(g)	.03	(b)	.02	.08	.05	.04
Net realized and unrealized gain on investment transactions	2.84	.11	1.91	6.03	2.08
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.87	.13	1.99	6.08	2.12

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.07)	(.02)	(.04)	(.01)
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)

Total dividends and distributions	(1.14)	(2.85)	(2.03)	(.87)	(.93)

Net asset value, end of period	$ 20.84	$ 19.11	$ 21.83	$ 21.87	$ 16.66

Total Return
Total investment return based on net asset value(e)	16.44	%*	.78%	9.97%	38.14%	14.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,702	$6,026	$11,597	$17,356	$21,546
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.27%	1.27%	1.27%	1.29%	1.36%
Expenses, before waivers/reimbursements(f)	1.92%	1.92%	1.92%	1.94%	2.04%
Net investment income(g)	.18	%(b)	.10%	.40%	.25%	.24%
Portfolio turnover rate	57%	47%	50%	56%	63%

See footnote summary on page 43.

36	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 18.37	$ 21.13	$ 21.35	$ 16.35	$ 15.28

Income From Investment Operations
Net investment loss(a)	(.08	)(b)	(.10)	(.05)	(.08)	(.06	)(b)
Net realized and unrealized gain on investment transactions	2.70	.12	1.84	5.91	2.05
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.62	.02	1.79	5.83	1.99

Less: Distributions
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)

Net asset value, end of period	$ 19.85	$ 18.37	$ 21.13	$ 21.35	$ 16.35

Total Return
Total investment return based on net asset value(e)	15.69	%*	.19%	9.22%	37.25%	13.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$143,061	$153,736	$174,848	$171,167	$131,370
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.90%	1.90%	1.91%	1.93%	1.96%
Expenses, before waivers/reimbursements(f)	1.90%	1.90%	1.91%	1.93%	2.00%
Net investment loss	(.49	)%(b)	(.55)%	(.26)%	(.42)%	(.36	)%(b)
Portfolio turnover rate	57%	47%	50%	56%	63%

See footnote summary on page 43.

AB DISCOVERY VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 20.63	$ 23.35	$ 23.27	$ 17.70	$ 16.37

Income From Investment Operations
Net investment income(a)	.10	(b)	.09	.17	.12	.11	(b)
Net realized and unrealized gain on investment transactions	3.08	.14	2.03	6.40	2.21
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.18	.23	2.20	6.52	2.32

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.17)	(.11)	(.12)	(.07)
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)

Total dividends and distributions	(1.19)	(2.95)	(2.12)	(.95)	(.99)

Net asset value, end of period	$ 22.62	$ 20.63	$ 23.35	$ 23.27	$ 17.70

Total Return
Total investment return based on net asset value(e)	16.83	%*	1.21%	10.34%	38.58%	15.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,221,938	$1,155,700	$991,020	$895,950	$620,539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.89%	.90%	.91%	.93%	.96%
Expenses, before waivers/reimbursements(f)	.90%	.90%	.91%	.93%	.98%
Net investment income	.50	%(b)	.44%	.74%	.58%	.63	%(b)
Portfolio turnover rate	57%	47%	50%	56%	63%

See footnote summary on page 43.

38	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 19.79	$ 22.50	$ 22.53	$ 17.17	$ 15.93

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	(.03)	.03	(.00	)(d)	.02	(b)
Net realized and unrealized gain on investment transactions	2.94	.13	1.95	6.22	2.14
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	2.92	.10	1.98	6.22	2.16

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	– 0	–	(.03)	– 0	–
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)

Total dividends and distributions	(1.14)	(2.81)	(2.01)	(.86)	(.92)

Net asset value, end of period	$ 21.57	$ 19.79	$ 22.50	$ 22.53	$ 17.17

Total Return
Total investment return based on net asset value(e)	16.11	%*	.56%	9.61%	37.81%	14.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,017	$106,830	$138,740	$144,845	$134,801
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.52%	1.54%	1.54%	1.54%	1.51%
Expenses, before waivers/reimbursements(f)	1.53%	1.54%	1.54%	1.54%	1.56%
Net investment income (loss)	(.11	)%(b)	(.17)%	.12%	(.01)%	.10	%(b)
Portfolio turnover rate	57%	47%	50%	56%	63%

See footnote summary on page 43.

AB DISCOVERY VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 19.95	$ 22.67	$ 22.66	$ 17.27	$ 16.00

Income From Investment Operations
Net investment income(a)	.03	(b)	.03	.09	.05	.06	(b)
Net realized and unrealized gain on investment transactions	2.98	.13	1.98	6.24	2.16
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.01	.16	2.07	6.29	2.22

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.10)	(.05)	(.07)	(.03)
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)

Total dividends and distributions	(1.14)	(2.88)	(2.06)	(.90)	(.95)

Net asset value, end of period	$ 21.82	$ 19.95	$ 22.67	$ 22.66	$ 17.27

Total Return
Total investment return based on net asset value(e)	16.45	%*	.87%	10.01%	38.13%	14.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,529	$62,512	$68,981	$70,370	$50,852
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.21%	1.23%	1.23%	1.23%	1.22%
Expenses, before waivers/reimbursements(f)	1.22%	1.23%	1.23%	1.23%	1.25%
Net investment income	.19	%(b)	.13%	.43%	.26%	.39	%(b)
Portfolio turnover rate	57%	47%	50%	56%	63%

See footnote summary on page 43.

40	• AB DISCOVERY VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 20.10	$ 22.83	$ 22.80	$ 17.36	$ 16.08

Income From Investment Operations
Net investment income(a)	.09	(b)	.10	.17	.12	.12	(b)
Net realized and unrealized gain on investment transactions	3.01	.13	1.99	6.28	2.16
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.10	.23	2.16	6.40	2.28

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.18)	(.12)	(.13)	(.08)
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	(.83)	(.92)

Total dividends and distributions	(1.19)	(2.96)	(2.13)	(.96)	(1.00)

Net asset value, end of period	$ 22.01	$ 20.10	$ 22.83	$ 22.80	$ 17.36

Total Return
Total investment return based on net asset value(e)	16.85	%*	1.21%	10.39%	38.64%	15.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$247,354	$194,660	$307,096	$331,014	$159,682
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.88%	.88%	.89%	.89%	.89%
Expenses, before waivers/reimbursements(f)	.89%	.88%	.89%	.89%	.90%
Net investment income	.50	%(b)	.48%	.77%	.59%	.73	%(b)
Portfolio turnover rate	57%	47%	50%	56%	63%

See footnote summary on page 43.

AB DISCOVERY VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Year Ended November 30,	October 15, 2013(h) to November 30, 2013
2016	2015	2014

Net asset value, beginning of period	$ 20.09	$ 22.82	$ 22.80	$ 21.72

Income From Investment Operations
Net investment income(a)	.11	(b)	.10	.16	.02
Net realized and unrealized gain on investment transactions	2.99	.15	2.00	1.06
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.10	.25	2.16	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.20)	(.13)	– 0	–
Distributions from net realized gain on investment transactions	(1.14)	(2.78)	(2.01)	– 0	–

Total dividends and distributions	(1.20)	(2.98)	(2.14)	– 0	–

Net asset value, end of period	$ 21.99	$ 20.09	$ 22.82	$ 22.80

Total Return
Total investment return based on net asset value(e)	16.93	%*	1.30%	10.42%	4.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$279,294	$212,344	$42,049	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.80%	.81%	.81%	.75	%^
Expenses, before waivers/reimbursements(f)	.80%	.81%	.81%	.75	%^
Net investment income	.59	%(b)	.48%	.74%	.83	%^
Portfolio turnover rate.	57%	47%	50%	56%

See footnote summary on page 43.

42	• AB DISCOVERY VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.00005.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The Fund’s investments in affiliated underlying portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive certain acquired fund fees and for the year ended November 30, 2016, such waiver amounted to .01% for the Fund.

(g)	Net of fees and expenses waived by Distributor.

(h)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2016 by 0.0001%.

^	Annualized.

See notes to financial statements.

AB DISCOVERY VALUE FUND •	43

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of AB Discovery Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Discovery Value Fund (the “Fund”), one of the series constituting AB Trust, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Discovery Value Fund, one of the series constituting AB Trust, at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2017

44	• AB DISCOVERY VALUE FUND

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2016. For corporate shareholders, 100.00% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2016, the Fund designates $4,185,537 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB DISCOVERY VALUE FUND •	45

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Shri Singhvi(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46	• AB DISCOVERY VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB DISCOVERY VALUE FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2001)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

48	• AB DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (2001)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB DISCOVERY VALUE FUND •	49

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015); U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

50	• AB DISCOVERY VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB DISCOVERY VALUE FUND •	51

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

52	• AB DISCOVERY VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB DISCOVERY VALUE FUND •	53

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 56	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

James W. MacGregor 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Shri Singhvi 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

54	• AB DISCOVERY VALUE FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

AB DISCOVERY VALUE FUND •	55

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to,

56	• AB DISCOVERY VALUE FUND

benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large

AB DISCOVERY VALUE FUND •	57

institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

58	• AB DISCOVERY VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Relative Value Fund*

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to January 9, 2017, the Relative Value Fund was named Growth & Income Fund; prior to November 1, 2016, the Sustainable Global Thematic Fund was named Global Thematic Growth Fund.

AB DISCOVERY VALUE FUND •	59

AB Family of Funds

NOTES

60	• AB DISCOVERY VALUE FUND

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DV-0151-1116

NOV    11.30.16

ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 11, 2017

Annual Report

This report provides management’s discussion of fund performance for AB International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and

AB INTERNATIONAL VALUE FUND •	1

economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2016.

For the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Sector selection drove the underperformance, relative to the benchmark, including an overweight in telecommunications, and underweights in industrial commodities and consumer staples. Security selection benefited returns, particularly in the technology, financials and medical sectors. In contrast, security selection in energy detracted. Country allocation contributed to returns, due to an underweight to Spain, although an underweight to the UK detracted.

During the six-month period, Class A, K, I and Advisor Class shares outperformed the benchmark, while Class B, C and R shares underperformed, before sales charges.

Security selection in the technology and financials sectors contributed to relative returns. Sector selection however, detracted, due to overweights in telecommunications and transportation and an underweight in industrial commodities. Security selection in energy also detracted.

During the 12-month period, derivatives were utilized in the form of futures for investment purposes, which detracted from returns in absolute terms; during both periods, currency forwards for hedging and investment purposes detracted.

Market Review and Investment Strategy

International equities declined during the 12-month period ended November 30, 2016, as doubts swirled about economic growth, potential terrorist attacks and the UK’s continued access to the European Union’s single market.

At the outset, a brief window of stability for equities enabled the US Federal Reserve (the “Fed”) to raise interest rates for the first time in over nine years. Investors then endured a steep, six-week drawdown as worries over Chinese economic policy and oversupply in oil sent markets tumbling. The price of oil—which fluctuated throughout along with prospects of an OPEC production cut—also influenced bond markets, particularly emerging-market debt.

Towards the end of the period, investors were surprised when

2	• AB INTERNATIONAL VALUE FUND

Donald Trump won the US presidential election. Global equities gained on the news while bond yields globally began to move higher, with US yields experiencing a large spike. Investors weighed pro-growth promises from President-elect Trump—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. To combat potential headwinds from Brexit, the Bank of England cut rates to a record low while launching an aggressive asset purchase program. In contrast, the Fed, which had laid the groundwork for another rate hike, raised the Federal Funds Rate in December by 25 basis points, and signaled that more rate hikes are likely in 2017.

The Fund’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has a flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

AB INTERNATIONAL VALUE FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index (net) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB INTERNATIONAL VALUE FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB INTERNATIONAL VALUE FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB International Value Fund
Class A	-1.16%	-4.49%

Class B*	-1.51%	-5.17%

Class C	-1.62%	-5.22%

Advisor Class†	-1.05%	-4.26%

Class R†	-1.34%	-4.69%

Class K†	-1.16%	-4.34%

Class I†	-0.91%	-3.98%

MSCI EAFE Index (net)	-1.25%	-3.66%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/06 TO 11/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Fund Class A shares (from 11/30/06 to 11/30/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB INTERNATIONAL VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.49%	-8.53%
5 Years	4.59%	3.69%
10 Years	-3.08%	-3.50%

Class B Shares
1 Year	-5.17%	-8.97%
5 Years	3.80%	3.80%
10 Years(a)	-3.67%	-3.67%

Class C Shares
1 Year	-5.22%	-6.16%
5 Years	3.82%	3.82%
10 Years	-3.79%	-3.79%

Advisor Class Shares*
1 Year	-4.26%	-4.26%
5 Years	4.88%	4.88%
10 Years	-2.81%	-2.81%

Class R Shares*
1 Year	-4.69%	-4.69%
5 Years	4.35%	4.35%
10 Years	-3.31%	-3.31%

Class K Shares*
1 Year	-4.34%	-4.34%
5 Years	4.68%	4.68%
10 Years	-3.01%	-3.01%

Class I Shares*
1 Year	-3.98%	-3.98%
5 Years	5.13%	5.13%
10 Years	-2.62%	-2.62%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.40%, 2.23%, 2.15%, 1.14%, 1.69%, 1.38% and 0.93% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-5.15%
5 Years	4.84%
10 Years	-3.70%

Class B Shares
1 Year	-5.66%
5 Years	4.96%
10 Years(a)	-3.87%

Class C Shares
1 Year	-2.73%
5 Years	4.97%
10 Years	-3.99%

Advisor Class Shares*
1 Year	-0.70%
5 Years	6.04%
10 Years	-3.01%

Class R Shares*
1 Year	-1.19%
5 Years	5.52%
10 Years	-3.50%

Class K Shares*
1 Year	-0.88%
5 Years	5.85%
10 Years	-3.20%

Class I Shares*
1 Year	-0.35%
5 Years	6.32%
10 Years	-2.81%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

AB INTERNATIONAL VALUE FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$988.40	$7.56	1.52%
Hypothetical**	$1,000	$1,017.40	$7.67	1.52%
Class B
Actual	$1,000	$984.90	$11.02	2.22%
Hypothetical**	$1,000	$1,013.90	$11.18	2.22%
Class C
Actual	$1,000	$983.80	$11.26	2.27%
Hypothetical**	$1,000	$1,013.65	$11.43	2.27%
Advisor Class
Actual	$1,000	$989.50	$6.32	1.27%
Hypothetical**	$1,000	$1,018.65	$6.41	1.27%
Class R
Actual	$1,000	$986.60	$8.54	1.72%
Hypothetical**	$1,000	$1,016.40	$8.67	1.72%
Class K
Actual	$1,000	$988.40	$7.01	1.41%
Hypothetical**	$1,000	$1,017.95	$7.11	1.41%
Class I
Actual	$1,000	$990.90	$4.88	0.98%
Hypothetical**	$1,000	$1,020.10	$4.95	0.98%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half- year period).

**	Assumes 5% annual return before expenses.

10	• AB INTERNATIONAL VALUE FUND

Expense Example

PORTFOLIO SUMMARY

November 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $262.2

*	All data are as of November 30, 2016. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.1% or less in the following countries: Argentina, China, Hong Kong, India, Italy, Norway, Portugal, Russia and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB INTERNATIONAL VALUE FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Roche Holding AG	$10,378,493	4.0%
Royal Dutch Shell PLC – Class A	10,079,482	3.8
Nippon Telegraph & Telephone Corp.	9,288,661	3.5
BT Group PLC	9,076,747	3.5
British American Tobacco PLC	8,685,078	3.3
Koninklijke Ahold Delhaize NV	7,484,627	2.9
Mitsubishi UFJ Financial Group, Inc.	7,037,528	2.7
Sanofi	6,422,723	2.4
Central Japan Railway Co.	6,224,017	2.4
Vodafone Group PLC	6,217,446	2.4
	$80,894,802	30.9%

*	Long-term investments.

12	• AB INTERNATIONAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Financials – 16.0%
Banks – 11.6%
Australia & New Zealand Banking Group Ltd.	218,360	$4,572,936
BOC Hong Kong Holdings Ltd.	54,500	204,059
Danske Bank A/S	133,140	3,875,259
DNB ASA	93,164	1,371,096
ING Groep NV	403,365	5,480,639
Itau Unibanco Holding SA (Preference Shares)	207,900	2,171,565
KB Financial Group, Inc.	56,780	2,041,702
KBC Group NV	62,430	3,742,876
Mitsubishi UFJ Financial Group, Inc.	1,170,400	7,037,528

		30,497,660

Capital Markets – 0.9%
Amundi SA(a)	45,106	2,213,442

Consumer Finance – 1.1%
Hitachi Capital Corp.	119,900	2,979,936

Insurance – 2.4%
Dongbu Insurance Co., Ltd.	43,880	2,735,886
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	18,780	3,421,415

		6,157,301

		41,848,339

Consumer Discretionary – 15.1%
Auto Components – 5.6%
Cie Plastic Omnium SA	61,176	1,859,631
Hankook Tire Co., Ltd.	39,240	1,816,777
Magna International, Inc. (New York) – Class A	101,820	4,118,619
Sumitomo Electric Industries Ltd.	289,700	4,142,468
Valeo SA	47,410	2,641,386

		14,578,881

Automobiles – 5.2%
Honda Motor Co., Ltd.	200,800	5,987,531
Peugeot SA(b)	317,810	4,676,677
Tata Motors Ltd. – Class A	660,287	2,857,855

		13,522,063

Household Durables – 1.6%
Panasonic Corp.	415,600	4,310,061

Leisure Products – 0.4%
Bandai Namco Holdings, Inc.	37,200	1,072,750

Media – 2.3%
Altice NV – Class A(b)	89,263	1,535,568
Liberty Global PLC – Series C(b)	151,358	4,608,851

		6,144,419

		39,628,174

AB INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 12.2%
Aerospace & Defense – 1.8%
Airbus Group SE	73,727	$4,700,861

Airlines – 5.1%
International Consolidated Airlines Group SA(c)	752,230	4,073,567
Japan Airlines Co., Ltd.	176,900	5,281,818
Qantas Airways Ltd.	1,665,564	4,054,274

		13,409,659

Machinery – 2.9%
IHI Corp.(b)	1,364,000	3,858,286
JTEKT Corp.	228,800	3,741,527

		7,599,813

Road & Rail – 2.4%
Central Japan Railway Co.	37,700	6,224,017

		31,934,350

Telecommunication Services – 11.9%
Diversified Telecommunication Services – 9.5%
BT Group PLC	2,034,970	9,076,747
China Unicom Hong Kong Ltd.	2,106,000	2,552,748
Nippon Telegraph & Telephone Corp.	231,400	9,288,661
TDC A/S(b)	778,320	3,950,734

		24,868,890

Wireless Telecommunication Services – 2.4%
Vodafone Group PLC	2,573,726	6,217,446

		31,086,336

Energy – 10.2%
Energy Equipment & Services – 0.9%
Petrofac Ltd.	238,825	2,380,078

Oil, Gas & Consumable Fuels – 9.3%
Canadian Natural Resources Ltd.	85,850	2,897,030
JX Holdings, Inc.	1,199,000	4,646,946
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	195,410	4,982,738
Royal Dutch Shell PLC – Class A	200,301	5,096,744
TOTAL SA	85,012	4,053,185
YPF SA (Sponsored ADR)	164,542	2,795,568

		24,472,211

		26,852,289

Consumer Staples – 9.4%
Food & Staples Retailing – 2.9%
Koninklijke Ahold Delhaize NV	380,067	7,484,627

Household Products – 1.4%
Henkel AG & Co. KGaA (Preference Shares)	32,700	3,790,902

14	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 5.1%
British American Tobacco PLC	158,660	$8,685,078
Imperial Brands PLC	111,690	4,789,562

		13,474,640

		24,750,169

Health Care – 7.9%
Pharmaceuticals – 7.9%
Roche Holding AG	46,630	10,378,493
Sanofi	79,690	6,422,723
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	101,070	3,810,339

		20,611,555

Information Technology – 6.8%
Electronic Equipment, Instruments & Components – 0.8%
Largan Precision Co., Ltd.	19,000	2,190,842

Semiconductors & Semiconductor Equipment – 3.2%
SCREEN Holdings Co., Ltd.	68,800	4,167,494
Sumco Corp.	383,500	4,306,866

		8,474,360

Software – 1.4%
Nintendo Co., Ltd.	14,500	3,573,217

Technology Hardware, Storage & Peripherals – 1.4%
Samsung Electronics Co., Ltd.	2,380	3,541,860

		17,780,279

Materials – 6.7%
Chemicals – 3.3%
Air Water, Inc.	111,100	1,923,300
Arkema SA	44,141	4,232,524
Johnson Matthey PLC	66,650	2,616,722

		8,772,546

Construction Materials – 1.0%
Buzzi Unicem SpA(c)	129,273	2,747,970

Metals & Mining – 2.4%
BlueScope Steel Ltd.	187,577	1,244,156
Gerdau SA (Preference Shares)	507,900	2,031,288
MMC Norilsk Nickel PJSC (ADR)	172,757	2,899,806

		6,175,250

		17,695,766

Utilities – 2.4%
Electric Utilities – 1.7%
EDP - Energias de Portugal SA	826,123	2,386,666
Korea Electric Power Corp.	52,530	2,084,189

		4,470,855

AB INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Water Utilities – 0.7%
Pennon Group PLC	184,250	$1,882,073

		6,352,928

Total Common Stocks (cost $255,637,696)		258,540,185

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(d)(e) (cost $1,453,419)	1,453,419	1,453,419

Total Investments Before Security Lending Collateral for Securities Loaned – 99.2% (cost $257,091,115)		259,993,604

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(d)(e) (cost $5,198,215)	5,198,215	5,198,215

Total Investments – 101.2% (cost $262,289,330)		265,191,819
Other assets less liabilities – (1.2)%		(3,035,304)

Net Assets – 100.0%		$262,156,515

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,371	RUB	153,476	1/17/17	$(983)
Barclays Bank PLC	GBP	3,922	USD	4,862	12/15/16	(46,853)
Barclays Bank PLC	JPY	1,022,322	USD	10,102	12/15/16	1,160,112
Barclays Bank PLC	USD	787	TRY	2,360	12/15/16	(102,618)
Barclays Bank PLC	INR	202,680	USD	2,989	3/16/17	66,483
BNP Paribas SA	AUD	1,873	USD	1,433	12/15/16	50,620
BNP Paribas SA	USD	1,702	JPY	177,984	12/15/16	(145,621)
Citibank, NA	BRL	9,724	USD	2,863	12/02/16	(12,400)
Citibank, NA	USD	2,887	BRL	9,724	12/02/16	(11,566)
Citibank, NA	CAD	8,686	USD	6,727	12/15/16	260,050
Citibank, NA	CHF	1,821	USD	1,879	12/15/16	86,437
Citibank, NA	EUR	2,455	USD	2,605	12/15/16	1,270
Citibank, NA	GBP	1,244	USD	1,629	12/15/16	72,394
Citibank, NA	GBP	1,103	USD	1,374	12/15/16	(6,044)
Citibank, NA	HKD	12,968	USD	1,673	12/15/16	1,136
Citibank, NA	USD	3,043	AUD	4,057	12/15/16	(48,504)
Citibank, NA	USD	4,548	CHF	4,376	12/15/16	(240,597)
Citibank, NA	USD	6,886	EUR	6,205	12/15/16	(305,370)
Citibank, NA	USD	1,674	HKD	12,968	12/15/16	(1,926)

16	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	1,736	NOK	14,127	12/15/16	$(76,604)
Citibank, NA	USD	7,509	SEK	62,696	12/15/16	(705,787)
Citibank, NA	GBP	1,701	USD	2,124	3/16/17	(9,680)
Citibank, NA	USD	2,509	EUR	2,356	3/16/17	876
Credit Suisse International	CHF	4,975	USD	5,111	12/15/16	213,609
Credit Suisse International	USD	5,765	CHF	5,642	12/15/16	(211,395)
Credit Suisse International	USD	5,553	CHF	5,363	3/16/17	(241,810)
Credit Suisse International	USD	8,226	NOK	67,236	3/16/17	(324,294)
Goldman Sachs Bank USA	BRL	17,651	USD	5,419	12/02/16	200,064
Goldman Sachs Bank USA	USD	5,197	BRL	17,651	12/02/16	22,509
Goldman Sachs Bank USA	CNY	14,093	USD	2,102	12/15/16	61,370
Goldman Sachs Bank USA	GBP	1,905	USD	2,450	12/15/16	65,781
Goldman Sachs Bank USA	USD	12,618	JPY	1,276,289	12/15/16	(1,454,670)
Goldman Sachs Bank USA	USD	2,957	TWD	91,726	12/15/16	(84,121)
JPMorgan Chase Bank, NA	BRL	11,423	USD	3,363	12/02/16	(14,567)
JPMorgan Chase Bank, NA	USD	3,607	BRL	11,423	12/02/16	(229,005)
JPMorgan Chase Bank, NA	AUD	2,184	USD	1,607	12/15/16	(5,587)
JPMorgan Chase Bank, NA	INR	117,549	USD	1,755	12/15/16	42,630
JPMorgan Chase Bank, NA	JPY	198,965	USD	1,922	12/15/16	182,250
JPMorgan Chase Bank, NA	NZD	4,766	USD	3,451	12/15/16	77,144
JPMorgan Chase Bank, NA	SEK	33,557	USD	3,756	12/15/16	114,413
JPMorgan Chase Bank, NA	TWD	91,726	USD	2,874	12/15/16	1,404
JPMorgan Chase Bank, NA	USD	7,891	GBP	5,891	12/15/16	(517,543)
JPMorgan Chase Bank, NA	USD	4,289	JPY	447,816	12/15/16	(371,836)
JPMorgan Chase Bank, NA	CAD	1,019	USD	759	3/16/17	(280)
JPMorgan Chase Bank, NA	GBP	1,118	USD	1,388	3/16/17	(14,265)
JPMorgan Chase Bank, NA	JPY	342,195	USD	3,100	3/16/17	93,539
JPMorgan Chase Bank, NA	TWD	53,964	USD	1,690	3/16/17	18
JPMorgan Chase Bank, NA	USD	653	INR	45,128	3/16/17	(2,568)
Morgan Stanley & Co., Inc.	ILS	4,508	USD	1,173	12/15/16	(4,008)
Morgan Stanley & Co., Inc.	USD	660	CAD	883	12/15/16	(2,866)
Morgan Stanley & Co., Inc.	USD	3,001	GBP	2,283	12/15/16	(143,209)
Morgan Stanley & Co., Inc.	USD	611	SEK	5,195	12/15/16	(47,432)
Morgan Stanley & Co., Inc.	USD	1,194	TRY	3,613	12/15/16	(145,939)
Morgan Stanley & Co., Inc.	JPY	560,011	USD	5,282	3/16/17	361,550
Royal Bank of Scotland PLC	TRY	5,973	USD	1,988	12/15/16	255,088
Royal Bank of Scotland PLC	USD	2,933	JPY	298,277	12/15/16	(324,062)
Standard Chartered Bank	BRL	3,496	USD	1,027	12/02/16	(6,967)
Standard Chartered Bank	USD	1,029	BRL	3,496	12/02/16	4,458
Standard Chartered Bank	KRW	14,563,814	USD	13,292	12/15/16	921,907
Standard Chartered Bank	USD	1,752	INR	117,549	12/15/16	(39,492)
Standard Chartered Bank	USD	1,566	KRW	1,791,356	12/15/16	(44,765)
Standard Chartered Bank	USD	1,017	BRL	3,496	1/04/17	7,019
State Street Bank & Trust Co.	JPY	1,683,192	USD	16,591	12/15/16	1,869,415
State Street Bank & Trust Co.	KRW	774,123	USD	683	12/15/16	25,954
State Street Bank & Trust Co.	USD	1,203	EUR	1,076	12/15/16	(62,139)
State Street Bank & Trust Co.	USD	3,532	NZD	4,766	12/15/16	(158,540)
UBS AG	USD	2,869	EUR	2,558	12/15/16	(156,602)
UBS AG	USD	1,332	JPY	137,349	12/15/16	(131,173)

						$(234,188)

AB INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the market value of this security amounted to $2,213,442 or 0.8% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

18	• AB INTERNATIONAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $255,637,696)	$258,540,185	(a)
Affiliated issuers (cost $6,651,634—including investment of cash collateral for securities loaned of $5,198,215)	6,651,634
Foreign currencies, at value (cost $776,050)	752,250
Unrealized appreciation on forward currency exchange contracts	6,219,500
Receivable for investment securities sold and foreign currency transactions	3,825,768
Unaffiliated dividends and interest receivable	1,974,877
Receivable for shares of beneficial interest sold	180,744
Affiliated dividends receivable	353

Total assets	278,145,311

Liabilities
Unrealized depreciation on forward currency exchange contracts	6,453,688
Payable for collateral received on securities loaned	5,198,215
Payable for investment securities purchased and foreign currency transactions	3,063,678
Payable for shares of beneficial interest redeemed	814,452
Advisory fee payable	162,561
Distribution fee payable	71,612
Transfer Agent fee payable	23,433
Administrative fee payable	8,211
Accrued expenses	192,946

Total liabilities	15,988,796

Net Assets	$262,156,515

Composition of Net Assets
Paid-in capital	$4,078,449,110
Undistributed net investment income	1,463,133
Accumulated net realized loss on investment and foreign currency transactions	(3,820,272,337)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,516,609

	$262,156,515

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$128,783,362	10,796,660	$11.93	*

B	$1,178,550	100,506	$11.73

C	$42,197,790	3,646,615	$11.57

Advisor	$60,853,995	4,987,427	$12.20

R	$15,683,693	1,326,577	$11.82

K	$10,954,672	920,627	$11.90

I	$2,504,453	209,728	$11.94

(a)	Includes securities on loan with a value of $4,828,052 (see Note E).

*	The maximum offering price per share for Class A shares was $12.46 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,095,246)	$8,927,831
Affiliated issuers	20,530
Securities lending income	183,510	$9,131,871

Expenses
Advisory fee (see Note B)	2,211,605
Distribution fee—Class A	362,914
Distribution fee—Class B	15,387
Distribution fee—Class C	485,177
Distribution fee—Class R	85,342
Distribution fee—Class K	28,682
Transfer agency—Class A	437,982
Transfer agency—Class B	5,197
Transfer agency—Class C	147,557
Transfer agency—Advisor Class	204,934
Transfer agency—Class R	44,378
Transfer agency—Class K	22,945
Transfer agency—Class I	568
Custodian	187,878
Registration fees	99,533
Printing	82,580
Audit and tax	78,743
Administrative	51,033
Legal	41,744
Trustees’ fees	24,609
Miscellaneous	14,720

Total expenses	4,633,508
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(4,739)

Net expenses		4,628,769

Net investment income		4,503,102

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(13,372,407)
Futures		(35,068)
Foreign currency transactions		(4,122,989)
Net change in unrealized appreciation/depreciation of:
Investments		(3,518,931)
Futures		(47,420)
Foreign currency denominated assets and liabilities		902,643

Net loss on investment and foreign currency transactions		(20,194,172)

Net Decrease in Net Assets from Operations		$(15,691,070)

See notes to financial statements.

20	• AB INTERNATIONAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2016	Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,503,102	$6,820,538
Net realized gain (loss) on investment and foreign currency transactions	(17,530,464)	16,231,282
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,663,708)	(22,916,333)
Contributions from Affiliates (see Note B)	– 0	–	105,412

Net increase (decrease) in net assets from operations	(15,691,070)	240,899
Dividends to Shareholders from
Net investment income
Class A	(2,314,659)	(5,888,991)
Class B	– 0	–	(138,435)
Class C	(332,256)	(1,681,563)
Advisor Class	(1,317,553)	(3,002,222)
Class R	(201,072)	(706,476)
Class K	(167,320)	(458,438)
Class I	(67,664)	(124,962)
Transactions in Shares of Beneficial Interest
Net decrease	(62,634,208)	(52,699,323)

Total decrease	(82,725,802)	(64,459,511)
Net Assets
Beginning of period	344,882,317	409,341,828

End of period (including undistributed net investment income of $1,463,133 and $5,483,544, respectively)	$262,156,515	$344,882,317

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2016

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

22	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party

AB INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$41,848,339		$	– 0	–	$41,848,339
Consumer Discretionary		8,727,470		30,900,704			– 0	–	39,628,174
Industrials		– 0	–	31,934,350			– 0	–	31,934,350
Telecommunication Services		– 0	–	31,086,336			– 0	–	31,086,336
Energy		5,692,598		21,159,691			– 0	–	26,852,289
Consumer Staples		– 0	–	24,750,169			– 0	–	24,750,169
Health Care		3,810,339		16,801,216			– 0	–	20,611,555
Information Technology		– 0	–	17,780,279			– 0	–	17,780,279
Materials		322,044		17,373,722			– 0	–	17,695,766
Utilities		– 0	–	6,352,928			– 0	–	6,352,928
Short-Term Investments		1,453,419		– 0	–		– 0	–	1,453,419
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		5,198,215		– 0	–		– 0	–	5,198,215

Total Investments in Securities		25,204,085		239,987,734	(a)		– 0	–	265,191,819
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	6,219,500			– 0	–	6,219,500
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(6,453,688)			– 0	–	(6,453,688)

Total(c)		$25,204,085		$239,753,546		$	– 0	–	$264,957,631

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

AB INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

26	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. In July 2015, the Fund successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for the remaining balance, although the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

AB INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2016, the reimbursement for such services amounted to $51,033.

28	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $263,366 for the year ended November 30, 2016.

During the year ended November 30, 2015, the Adviser reimbursed the Fund $105,412 for trading losses incurred due to a trade entry error.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,195 from the sale of Class A shares and received $2,397, $445 and $155 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of ..20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2016, such waiver amounted to $1,202. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended November 30, 2016 is as follows:

Market Value 11/30/15 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)	Dividend Income (000)
$	– 0	–	$70,578	$69,125	$1,453	$4

Brokerage commissions paid on investment transactions for the year ended November 30, 2016 amounted to $352,780, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

AB INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,512,505, $6,429,380, $2,285,881 and $2,382,430 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$170,233,650		$237,987,106
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$264,599,194

Gross unrealized appreciation	$20,691,411
Gross unrealized depreciation	(20,098,786)

Net unrealized appreciation	$592,625

30	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

AB INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

During the year ended November 30, 2016, the Fund held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives

32	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended November 30, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$6,219,500	Unrealized depreciation on forward currency exchange contracts	$6,453,688

Total		$6,219,500		$6,453,688

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(35,068)	$(47,420)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(3,868,768)	876,589

Total		$(3,903,836)	$829,169

AB INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2016:

Futures:
Average original value of buy contracts	$520,801	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$85,860,380
Average principal amount of sale contracts	$89,526,715

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Barclays Bank PLC	$1,226,595	$(149,471)	$	– 0	–	$	– 0	–	$1,077,124
BNP Paribas SA	50,620	(50,620)		– 0	–		– 0	–	– 0	–
Citibank, NA	422,163	(422,163)		– 0	–		– 0	–	– 0	–
Credit Suisse International	213,609	(213,609)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	349,724	(349,724)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	511,398	(511,398)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	361,550	(343,454)		– 0	–		– 0	–	18,096
Royal Bank of Scotland PLC	255,088	(255,088)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	933,384	(91,224)		– 0	–		– 0	–	842,160
State Street Bank & Trust Co.	1,895,369	(220,679)		– 0	–		– 0	–	1,674,690

Total	$6,219,500	$(2,607,430)	$	– 0	–	$	– 0	–	$3,612,070	^

34	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged	Security Collateral Pledged	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$983	$	– 0	–	$	– 0	–	$	– 0	–	$983
Barclays Bank PLC	149,471	(149,471)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	145,621	(50,620)	– 0	–	– 0	–	95,001
Citibank, NA	1,418,478	(422,163)	– 0	–	– 0	–	996,315
Credit Suisse International	777,499	(213,609)	– 0	–	– 0	–	563,890
Goldman Sachs Bank USA	1,538,791	(349,724)	– 0	–	– 0	–	1,189,067
JPMorgan Chase Bank, NA	1,155,651	(511,398)	– 0	–	– 0	–	644,253
Morgan Stanley & Co., Inc.	343,454	(343,454)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	324,062	(255,088)	– 0	–	– 0	–	68,974
Standard Chartered Bank	91,224	(91,224)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	220,679	(220,679)	– 0	–	– 0	–	– 0	–
UBS AG	287,775	– 0	–	– 0	–	– 0	–	287,775

Total	$6,453,688	$(2,607,430)	$	– 0	–	$	– 0	–	$3,846,258	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AB INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 21, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2016, the Fund had securities on loan with a value of $4,828,052 and had received cash collateral which has been invested into Government Money Market Portfolio of $5,198,215. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $183,510, $10,636 and $6,341 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended November 30, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended

36	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

November 30, 2016, such waiver amounted to $3,537. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period December 1, 2015 to June 20, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 06/20/16 (000)
$6,188	$116,074	$122,262	$	– 0	–

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 21, 2016 to November 30, 2016 is as follows:

Market Value 06/21/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)
$	– 0	–	$120,668	$115,470	$5,198

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2016		Year Ended November 30, 2015

Class A
Shares sold	923,567		1,264,234	$10,885,611		$16,217,860

Shares issued in reinvestment of dividends	175,196		441,621	2,137,394		5,427,521

Shares converted from Class B	66,087		372,027	787,375		4,775,816

Shares redeemed	(3,656,386)		(3,839,321)	(43,496,867)		(49,136,607)

Net decrease	(2,491,536)		(1,761,439)	$(29,686,487)		$(22,715,410)

Class B
Shares sold	7,249		10,861	$84,761		$138,607

Shares issued in reinvestment of dividends	– 0	–	10,404	– 0	–	125,788

Shares converted to Class A	(66,974)		(379,420)	(787,375)		(4,775,816)

Shares redeemed	(24,773)		(83,776)	(290,818)		(1,051,009)

Net decrease	(84,498)		(441,931)	$(993,432)		$(5,562,430)

AB INTERNATIONAL VALUE FUND •	37

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2016	Year Ended November 30, 2015

Class C
Shares sold	153,719	469,017	$1,781,804	$5,823,664

Shares issued in reinvestment of dividends	24,532	123,940	292,419	1,487,265

Shares redeemed	(1,297,015)	(1,413,664)	(15,021,411)	(17,595,169)

Net decrease	(1,118,764)	(820,707)	$(12,947,188)	$(10,284,240)

Advisor Class
Shares sold	658,784	819,642	$7,927,687	$10,803,628

Shares issued in reinvestment of dividends	84,636	194,083	1,053,715	2,433,807

Shares redeemed	(2,010,199)	(1,652,396)	(24,307,069)	(21,607,242)

Net decrease	(1,266,779)	(638,671)	$(15,325,667)	$(8,369,807)

Class R
Shares sold	309,679	384,514	$3,620,278	$4,887,857

Shares issued in reinvestment of dividends	16,587	57,898	200,871	706,358

Shares redeemed	(529,459)	(786,901)	(6,261,309)	(9,933,143)

Net decrease	(203,193)	(344,489)	$(2,440,160)	$(4,338,928)

Class K
Shares sold	169,135	245,437	$1,980,714	$3,139,543

Shares issued in reinvestment of dividends	13,771	37,423	167,320	458,438

Shares redeemed	(211,215)	(427,207)	(2,514,387)	(5,390,874)

Net decrease	(28,309)	(144,347)	$(366,353)	$(1,792,893)

Class I
Shares sold	39,625	37,370	$467,999	$476,693

Shares issued in reinvestment of dividends	3,383	5,963	41,101	73,054

Shares redeemed	(117,122)	(14,286)	(1,384,021)	(185,362)

Net increase (decrease)	(74,114)	29,047	$(874,921)	$364,385

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

38	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2016.

AB INTERNATIONAL VALUE FUND •	39

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$4,400,524	$12,001,087

Total taxable distributions	$4,400,524	$12,001,087

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$475,522
Accumulated capital and other losses	(3,817,962,473	)(a)
Unrealized appreciation/(depreciation)	357,443	(b)

Total accumulated earnings/(deficit)	$(3,817,129,508	)(c)

(a)	As of November 30, 2016, the Fund had a net capital loss carryforward of $3,817,962,473. The Fund had $910,262,011 of capital loss carryforwards expired during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of refunded EU foreign tax reclaims.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2016, the Fund had a net capital loss carryforward of $3,817,962,473 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$3,355,600,017	N/A	2017
200,531,013	N/A	2018
123,201,431	N/A	2019
43,990,389	$94,639,623	no expiration

40	• AB INTERNATIONAL VALUE FUND

Notes to Financial Statements

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, and the expiration of capital loss carryforwards resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE K

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB INTERNATIONAL VALUE FUND •	41

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 12.67	$ 13.06	$ 13.86	$ 11.24	$ 11.31

Income From Investment Operations
Net investment income(a)	.19	(b)	.24	.38	.21	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.75)	(.23)	(.55)	2.77	.18
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.56)	.01	(.17)	2.98	.43

Less: Dividends
Dividends from net investment income	(.18)	(.40)	(.63)	(.36)	(.50)

Net asset value, end of period	$ 11.93	$ 12.67	$ 13.06	$ 13.86	$ 11.24

Total Return
Total investment return based on net asset value(d)	(4.49)%	.14	%††	(1.19)%	27.13%	4.16	%*†
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$129	$168	$197	$263	$289
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.41%	1.47%	1.42%	1.41%
Expenses, before waivers/reimbursements	1.50%	1.41%	1.47%	1.42%	1.41%
Net investment income	1.61	%(b)	1.90%	2.80%	1.70%	2.33%
Portfolio turnover rate	58%	71%	60%	56%	34%

See footnote summary on page 49.

42	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 12.37	$ 12.70	$ 13.46	$ 10.91	$ 10.95

Income From Investment Operations
Net investment income(a)	.09	(b)	.11	.29	.12	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.73)	(.20)	(.54)	2.69	.18
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.64)	(.09)	(.25)	2.81	.34

Less: Dividends
Dividends from net investment income	– 0	–	(.24)	(.51)	(.26)	(.38)

Net asset value, end of period	$ 11.73	$ 12.37	$ 12.70	$ 13.46	$ 10.91

Total Return
Total investment return based on net asset value(d)	(5.17)%	(.70	)%††	(1.86)%	26.21%	3.30	%*†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,179	$2,289	$7,961	$14,653	$19,381
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.28%	2.23%	2.18%	2.14%	2.19%
Expenses, before waivers/reimbursements	2.28%	2.23%	2.18%	2.14%	2.19%
Net investment income	.80	%(b)	.87%	2.23%	.97%	1.51%
Portfolio turnover rate	58%	71%	60%	56%	34%

See footnote summary on page 49.

AB INTERNATIONAL VALUE FUND •	43

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 12.28	$ 12.67	$ 13.46	$ 10.92	$ 10.97

Income From Investment Operations
Net investment income(a)	.10	(b)	.14	.27	.12	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.74)	(.23)	(.52)	2.69	.17
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.64)	(.09)	(.25)	2.81	.34

Less: Dividends
Dividends from net investment income	(.07)	(.30)	(.54)	(.27)	(.39)

Net asset value, end of period	$ 11.57	$ 12.28	$ 12.67	$ 13.46	$ 10.92

Total Return
Total investment return based on net asset value(d)	(5.22)%	(.62	)%††	(1.87)%	26.26%	3.36	%*†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,198	$58,504	$70,775	$88,329	$91,261
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.25%	2.15%	2.17%	2.13%	2.13%
Expenses, before waivers/reimbursements	2.25%	2.15%	2.17%	2.13%	2.13%
Net investment income	.84	%(b)	1.15%	2.05%	.99%	1.57%
Portfolio turnover rate	58%	71%	60%	56%	34%

See footnote summary on page 49.

44	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 12.96	$ 13.37	$ 14.17	$ 11.49	$ 11.55

Income From Investment Operations
Net investment income(a)	.22	(b)	.28	.43	.25	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.77)	(.24)	(.55)	2.83	.18
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.55)	.04	(.12)	3.08	.47

Less: Dividends
Dividends from net investment income	(.21)	(.45)	(.68)	(.40)	(.53)

Net asset value, end of period	$ 12.20	$ 12.96	$ 13.37	$ 14.17	$ 11.49

Total Return
Total investment return based on net asset value(d)	(4.26)%	.38	%††	(.85)%	27.49%	4.46	%*†
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$61	$81	$92	$132	$140
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.14%	1.16%	1.12%	1.11%
Expenses, before waivers/reimbursements	1.25%	1.14%	1.16%	1.12%	1.11%
Net investment income	1.84	%(b)	2.16%	3.17%	2.00%	2.57%
Portfolio turnover rate	58%	71%	60%	56%	34%

See footnote summary on page 49.

AB INTERNATIONAL VALUE FUND •	45

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 12.54	$ 12.96	$ 13.75	$ 11.16	$ 11.24

Income From Investment Operations
Net investment income(a)	.16	(b)	.20	.34	.18	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.75)	(.24)	(.52)	2.76	.17
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.59)	(.04)	(.18)	2.94	.40

Less: Dividends
Dividends from net investment income	(.13)	(.38)	(.61)	(.35)	(.48)

Net asset value, end of period	$ 11.82	$ 12.54	$ 12.96	$ 13.75	$ 11.16

Total Return
Total investment return based on net asset value(d)	(4.69)%	(.23	)%††	(1.35)%	26.92%	3.92	%*†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,684	$19,181	$24,286	$30,986	$34,488
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.71%	1.69%	1.63%	1.61%	1.59%
Expenses, before waivers/reimbursements	1.71%	1.69%	1.63%	1.61%	1.59%
Net investment income	1.38	%(b)	1.60%	2.59%	1.51%	2.16%
Portfolio turnover rate	58%	71%	60%	56%	34%

See footnote summary on page 49.

46	• AB INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 12.62	$ 13.04	$ 13.86	$ 11.23	$ 11.26

Income From Investment Operations
Net investment income(a)	.20	(b)	.25	.36	.22	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.74)	(.25)	(.51)	2.77	.17
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.54)	– 0	–	(.15)	2.99	.44

Less: Dividends
Dividends from net investment income	(.18)	(.42)	(.67)	(.36)	(.47)

Net asset value, end of period	$ 11.90	$ 12.62	$ 13.04	$ 13.86	$ 11.23

Total Return
Total investment return based on net asset value(d)	(4.34)%	.07	%††	(1.06)%	27.28%	4.28	%*†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,955	$11,979	$14,257	$23,484	$15,737
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40%	1.38%	1.32%	1.30%	1.28%
Expenses, before waivers/reimbursements	1.40%	1.38%	1.32%	1.30%	1.28%
Net investment income	1.72	%(b)	1.93%	2.72%	1.78%	2.54%
Portfolio turnover rate	58%	71%	60%	56%	34%

See footnote summary on page 49.

AB INTERNATIONAL VALUE FUND •	47

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 12.68	$ 13.11	$ 13.92	$ 11.30	$ 11.40

Income From Investment Operations
Net investment income(a)	.25	(b)	.31	.44	.26	.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.75)	(.25)	(.54)	2.79	.19
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.50)	.06	(.10)	3.05	.49

Less: Dividends
Dividends from net investment income	(.24)	(.49)	(.71)	(.43)	(.59)

Net asset value, end of period	$ 11.94	$ 12.68	$ 13.11	$ 13.92	$ 11.30

Total Return
Total investment return based on net asset value(d)	(3.98)%	.57	%††	(.67)%	27.81%	4.75	%*†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,504	$3,598	$3,342	$3,754	$17,001
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.97%	.93%	.89%	.85%	.85%
Expenses, before waivers/reimbursements	.97%	.93%	.89%	.85%	.85%
Net investment income	2.07	%(b)	2.39%	3.30%	2.22%	2.70%
Portfolio turnover rate	58%	71%	60%	56%	34%

See footnote summary on page 49.

48	• AB INTERNATIONAL VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.02%.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2012 by 0.01%.

††	Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund’s performance for the year ended November 30, 2015 by 0.33%. See Note A.4.

See notes to financial statements.

AB INTERNATIONAL VALUE FUND •	49

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB International Value Fund (the “Fund”), one of the series constituting AB Trust, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB International Value Fund, one of the series constituting AB Trust, at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2017

50	• AB INTERNATIONAL VALUE FUND

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended November 30, 2016.

For the taxable period ended November 30, 2016, the Fund designates $5,041,162 as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended November 30, 2016, $640,638 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $6,864,804.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB INTERNATIONAL VALUE FUND •	51

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Tawhid Ali(2), Vice President Takeo Aso(2), Vice President Avi Lavi(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Ali, Aso, and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

52	• AB INTERNATIONAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB INTERNATIONAL VALUE FUND •	53

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2001)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

54	• AB INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (2001)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB INTERNATIONAL VALUE FUND •	55

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015); U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

56	• AB INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB INTERNATIONAL VALUE FUND •	57

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

58	• AB INTERNATIONAL VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB INTERNATIONAL VALUE FUND •	59

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Tawhid Ali 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Takeo Aso 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

AVI LAVI 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

60	• AB INTERNATIONAL VALUE FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their

AB INTERNATIONAL VALUE FUND •	61

business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

62	• AB INTERNATIONAL VALUE FUND

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they

AB INTERNATIONAL VALUE FUND •	63

reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund. The directors also considered that a portfolio of Sanford C. Bernstein Fund, Inc. pursuing a somewhat similar investment style has higher fee rates at each breakpoint of its fee schedule, and that the Adviser has been waiving 5 basis points of the advisory fee payable by that portfolio under its contract since November 2011.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. After reviewing and discussing the Adviser’s explanations of the reasons that the Fund’s expense ratio was above the medians, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the

64	• AB INTERNATIONAL VALUE FUND

Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB INTERNATIONAL VALUE FUND •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Relative Value Fund*

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to January 9, 2017, the Relative Value Fund was named Growth & Income Fund; prior to November 1, 2016, the Sustainable Global Thematic Fund was named Global Thematic Growth Fund.

66	• AB INTERNATIONAL VALUE FUND

AB Family of Funds

NOTES

AB INTERNATIONAL VALUE FUND •	67

NOTES

68	• AB INTERNATIONAL VALUE FUND

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1116

NOV    11.30.16

ANNUAL REPORT

AB VALUE FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

January 11, 2017

Annual Report

This report provides management’s discussion of fund performance for AB Value Fund (the “Fund”) for the annual reporting period ended November 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2016.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the 12-month period, security selection in the industrial resources, consumer growth and consumer cyclicals sectors detracted, relative to the benchmark. However, underweights in consumer growth and consumer staples, and as well as an overweight in industrial resources benefited returns. Security selection in technology also contributed.

For the six-month period, security selection drove the underperformance, particularly in the financials, consumer growth and consumer cyclicals sectors. Sector

AB VALUE FUND •	1

selection contributed because of underweights in consumer staples and consumer growth and an overweight in technology.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Despite several pullbacks, US stocks advanced during the 12-month period ended November 30, 2016, notching up substantial gains. At the outset, a brief window of stability for equities enabled the US Federal Reserve (the “Fed”) to raise interest rates for the first time in over nine years. Investors then endured a steep, six-week drawdown as worries over Chinese economic policy and an oversupply in oil sent markets tumbling. The price of oil—which fluctuated throughout the 12-month period along with prospects of an OPEC production cut—also influenced bond markets, particularly emerging-market debt.

Towards the end of the 12-month period, investors were surprised when Donald Trump won the US presidential election. Global equities gained on the news while bond yields globally began to move higher, with US yields experiencing a large spike. Investors weighed pro-growth promises from President-elect Trump—including a big fiscal boost, tax reform and a pro-business agenda—against the prospect of higher inflation, a stronger US dollar and a faster pace of interest-rate hikes. Markets also embraced news of a formal OPEC deal to limit crude production, but continued to look to global central banks for ongoing signs of support. To combat potential headwinds from Brexit, the Bank of England cut rates to a record low while launching an aggressive asset purchase program. In contrast, the Fed, which had laid the groundwork for another rate hike, raised the Federal Funds Rate in December by 25 basis points, and signaled that more rate hikes are likely in 2017.

The Fund’s Senior Investment Management Team (the “Team”) has continued to focus on attractively valued opportunities, which remain widespread across industry sectors and regions. The Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep value discounts.

2	• AB VALUE FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB VALUE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB VALUE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Value Fund*
Class A	6.32%	4.44%

Class B†	6.38%	4.40%

Class C	5.90%	3.64%

Advisor Class‡	6.39%	4.72%

Class R‡	6.08%	3.99%

Class K‡	6.21%	4.26%

Class I‡	6.53%	4.81%

Russell 1000 Value Index	8.63%	12.02%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2016, by 0.20% and 0.21%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 11/30/06 TO 11/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Value Fund Class A shares (from 11/30/06 to 11/30/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	4.44%	-0.03%
5 Years	12.19%	11.23%
10 Years	2.44%	2.00%

Class B Shares
1 Year	4.40%	0.40%
5 Years	12.15%	12.15%
10 Years(a)	2.37%	2.37%

Class C Shares
1 Year	3.64%	2.64%
5 Years	11.40%	11.40%
10 Years	1.68%	1.68%

Advisor Class Shares*
1 Year	4.72%	4.72%
5 Years	12.53%	12.53%
10 Years	2.72%	2.72%

Class R Shares*
1 Year	3.99%	3.99%
5 Years	11.80%	11.80%
10 Years	2.08%	2.08%

Class K Shares*
1 Year	4.26%	4.26%
5 Years	12.11%	12.11%
10 Years	2.41%	2.41%

Class I Shares*
1 Year	4.81%	4.81%
5 Years	12.62%	12.62%
10 Years	2.80%	2.80%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.98%, 1.78%, 1.73%, 0.73%, 1.41%, 1.11% and 0.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB VALUE FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.26%
5 Years	11.28%
10 Years	1.89%

Class B Shares
1 Year	6.96%
5 Years	12.18%
10 Years(a)	2.27%

Class C Shares
1 Year	9.19%
5 Years	11.44%
10 Years	1.58%

Advisor Class Shares*
1 Year	11.23%
5 Years	12.58%
10 Years	2.62%

Class R Shares*
1 Year	10.45%
5 Years	11.83%
10 Years	1.98%

Class K Shares*
1 Year	10.76%
5 Years	12.16%
10 Years	2.30%

Class I Shares*
1 Year	11.31%
5 Years	12.65%
10 Years	2.69%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

8	• AB VALUE FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,063.20	$5.05	0.98%
Hypothetical**	$1,000	$1,020.10	$4.95	0.98%
Class B
Actual	$1,000	$1,063.80	$4.54	0.88%
Hypothetical**	$1,000	$1,020.60	$4.45	0.88%
Class C
Actual	$1,000	$1,059.00	$8.91	1.73%
Hypothetical**	$1,000	$1,016.35	$8.72	1.73%
Advisor Class
Actual	$1,000	$1,063.90	$3.77	0.73%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%
Class R
Actual	$1,000	$1,060.80	$7.32	1.42%
Hypothetical**	$1,000	$1,017.90	$7.16	1.42%
Class K
Actual	$1,000	$1,062.10	$5.72	1.11%
Hypothetical**	$1,000	$1,019.45	$5.60	1.11%
Class I
Actual	$1,000	$1,065.30	$3.51	0.68%
Hypothetical**	$1,000	$1,021.60	$3.44	0.68%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half-year period).

**	Assumes 5% annual return before expenses.

AB VALUE FUND •	9

Expense Example

PORTFOLIO SUMMARY

November 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $399.2

TEN LARGEST HOLDINGS†

November 30, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Bank of America Corp.	$19,702,109	4.9%
Wells Fargo & Co.	17,962,794	4.5
Oracle Corp.	15,761,312	4.0
American International Group, Inc.	14,536,705	3.6
EOG Resources, Inc.	14,064,001	3.5
Intel Corp.	12,763,111	3.2
T-Mobile US, Inc.	12,713,925	3.2
Schlumberger Ltd.	12,007,551	3.0
Synchrony Financial	11,514,908	2.9
L-3 Communications Holdings, Inc.	11,285,761	2.8
	$142,312,177	35.6%

*	All data are as of November 30, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• AB VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Financials – 22.1%
Banks – 9.5%
Bank of America Corp.	932,865	$19,702,109
Wells Fargo & Co.	339,433	17,962,794

		37,664,903

Consumer Finance – 5.1%
Capital One Financial Corp.	76,455	6,425,279
OneMain Holdings, Inc.(a)	121,284	2,470,555
Synchrony Financial	333,186	11,514,908

		20,410,742

Insurance – 7.5%
Allstate Corp. (The)	66,866	4,675,271
American International Group, Inc.	229,539	14,536,705
First American Financial Corp.	92,002	3,472,155
FNF Group	231,078	7,380,631

		30,064,762

		88,140,407

Energy – 14.7%
Energy Equipment & Services – 5.1%
Helmerich & Payne, Inc.(b)	113,042	8,551,627
Schlumberger Ltd.	142,862	12,007,551

		20,559,178

Oil, Gas & Consumable Fuels – 9.6%
Devon Energy Corp.	150,910	7,293,480
EOG Resources, Inc.	137,183	14,064,001
Hess Corp.	186,627	10,443,647
Southwestern Energy Co.(a)	155,890	1,769,352
Western Refining, Inc.	130,441	4,678,919

		38,249,399

		58,808,577

Information Technology – 14.3%
IT Services – 2.9%
Booz Allen Hamilton Holding Corp.	128,568	4,861,156
Xerox Corp.	726,471	6,792,504

		11,653,660

Semiconductors & Semiconductor Equipment – 3.2%
Intel Corp.	367,813	12,763,111

Software – 4.0%
Oracle Corp.	392,170	15,761,312

Technology Hardware, Storage & Peripherals – 4.2%
Hewlett Packard Enterprise Co.	332,279	7,908,240
HP, Inc.	434,296	6,688,158

AB VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

NCR Corp.(a)	58,326	$2,260,133

		16,856,531

		57,034,614

Industrials – 10.5%
Aerospace & Defense – 4.3%
B/E Aerospace, Inc.	98,187	5,895,148
L-3 Communications Holdings, Inc.	71,533	11,285,761

		17,180,909

Airlines – 2.5%
Delta Air Lines, Inc.	206,871	9,967,045

Electrical Equipment – 2.2%
Eaton Corp. PLC	129,456	8,610,118

Machinery – 1.5%
Oshkosh Corp.	87,680	6,137,600

		41,895,672

Health Care – 10.0%
Biotechnology – 1.2%
Gilead Sciences, Inc.	65,646	4,838,110

Health Care Providers & Services – 5.6%
Aetna, Inc.	50,419	6,596,822
Cigna Corp.	68,381	9,213,656
McKesson Corp.	45,442	6,535,014

		22,345,492

Pharmaceuticals – 3.2%
Pfizer, Inc.	228,714	7,350,868
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	142,431	5,369,649

		12,720,517

		39,904,119

Consumer Discretionary – 8.7%
Auto Components – 3.6%
Lear Corp.	48,963	6,341,198
Magna International, Inc. (New York) – Class A(b)	194,560	7,869,952

		14,211,150

Media – 2.2%
Comcast Corp. – Class A	100,979	7,019,050
Regal Entertainment Group – Class A	85,539	1,959,699

		8,978,749

Multiline Retail – 2.1%
Dollar General Corp.	106,420	8,228,395

Specialty Retail – 0.8%
Burlington Stores, Inc.(a)	38,010	3,341,839

		34,760,133

12	• AB VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 7.2%
Electric Utilities – 5.9%
American Electric Power Co., Inc.	87,614	$5,173,607
Edison International	139,246	9,575,947
Exelon Corp.	159,661	5,190,579
Portland General Electric Co.	83,591	3,477,386

		23,417,519

Multi-Utilities – 1.3%
NiSource, Inc.	247,960	5,440,242

		28,857,761

Telecommunication Services – 5.1%
Diversified Telecommunication Services – 1.9%
AT&T, Inc.	194,625	7,518,364

Wireless Telecommunication Services – 3.2%
T-Mobile US, Inc.(a)	234,531	12,713,925

		20,232,289

Consumer Staples – 4.9%
Food & Staples Retailing – 2.5%
Kroger Co. (The)	306,295	9,893,328

Tobacco – 2.4%
Altria Group, Inc.	150,390	9,614,433

		19,507,761

Materials – 1.5%
Chemicals – 1.5%
CF Industries Holdings, Inc.	214,302	6,201,900

Total Common Stocks (cost $352,253,756)		395,343,233

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(c)(d) (cost $3,161,934)	3,161,934	3,161,934

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $355,415,690)		398,505,167

AB VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.30%(c)(d) (cost $4,386,900)	4,386,900	$4,386,900

Total Investments – 100.9% (cost $359,802,590)		402,892,067
Other assets less liabilities – (0.9)%		(3,648,958)

Net Assets – 100.0%		$399,243,109

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• AB VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $352,253,756)	$395,343,233	(a)
Affiliated issuers (cost $7,548,834—including investment of cash collateral for securities loaned of $4,386,900)	7,548,834
Unaffiliated dividends receivable	800,743
Receivable for shares of beneficial interest sold	771,492
Receivable for investment securities sold	609,963
Affiliated dividends receivable	713

Total assets	405,074,978

Liabilities
Payable for collateral received on securities loaned	4,386,900
Payable for shares of beneficial interest redeemed	1,088,559
Advisory fee payable	172,334
Distribution fee payable	24,007
Transfer Agent fee payable	12,867
Administrative fee payable	8,211
Accrued expenses	138,991

Total liabilities	5,831,869

Net Assets	$399,243,109

Composition of Net Assets
Paid-in capital	$449,221,914
Undistributed net investment income	4,684,714
Accumulated net realized loss on investment transactions	(97,752,996)
Net unrealized appreciation on investments	43,089,477

	$399,243,109

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$49,149,655	3,440,635	$14.29	*

B	$999,251	69,686	$14.34

C	$14,544,498	1,025,017	$14.19

Advisor	$319,337,369	22,309,335	$14.31

R	$1,190,217	84,192	$14.14

K	$10,976,220	782,120	$14.03

I	$3,045,899	214,570	$14.20

(a)	Includes securities on loan with a value of $4,607,422 (see Note E).

*	The maximum offering price per share for Class A shares was $14.92 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $29,859)	$8,311,954
Affiliated issuers	23,965
Securities lending income	51,543	$8,387,462

Expenses
Advisory fee (see Note B)	2,083,883
Distribution fee—Class A	127,657
Distribution fee—Class B	11,136
Distribution fee—Class C	141,580
Distribution fee—Class R	6,136
Distribution fee—Class K	25,432
Transfer agency—Class A	33,123
Transfer agency—Class B	925
Transfer agency—Class C	10,245
Transfer agency—Advisor Class	204,865
Transfer agency—Class R	3,190
Transfer agency—Class K	19,184
Transfer agency—Class I	565
Custodian	130,468
Registration fees	84,489
Audit and tax	54,317
Printing	53,925
Administrative	50,772
Legal	41,744
Trustees’ fees	24,609
Miscellaneous	20,447

Total expenses	3,128,692
Less: expenses waived by the Distributor (see Note C)	(7,795)
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(7,046)

Net expenses		3,113,851

Net investment income		5,273,611

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(2,880,632)
Net change in unrealized appreciation/depreciation of investments		14,964,931

Net gain on investment transactions		12,084,299

Net Increase in Net Assets from Operations		$17,357,910

See notes to financial statements.

16	• AB VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2016	Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,273,611	$5,618,199
Net realized gain (loss) on investment transactions	(2,880,632)	45,124,710
Net change in unrealized appreciation/depreciation of investments	14,964,931	(62,619,580)

Net increase (decrease) in net assets from operations	17,357,910	(11,876,671)
Dividends to Shareholders from
Net investment income
Class A	(665,620)	(902,545)
Class B	(14,974)	(31,997)
Class C	(73,918)	(143,445)
Advisor Class	(4,870,253)	(5,659,847)
Class R	(7,307)	(21,627)
Class K	(120,603)	(178,815)
Class I	(49,022)	(62,646)
Transactions in Shares of Beneficial Interest
Net decrease	(11,829,684)	(7,399,319)

Total decrease	(273,471)	(26,276,912)
Net Assets
Beginning of period	399,516,580	425,793,492

End of period (including undistributed net investment income of $4,684,714 and $5,212,800, respectively)	$399,243,109	$399,516,580

See notes to financial statements.

AB VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2016

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

18	• AB VALUE FUND

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

AB VALUE FUND •	19

Notes to Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or

20	• AB VALUE FUND

Notes to Financial Statements

other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$395,343,233		$	– 0	–	$	– 0	–	$395,343,233
Short-Term Investments	3,161,934			– 0	–		– 0	–	3,161,934
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,386,900			– 0	–		– 0	–	4,386,900

Total Investments in Securities	402,892,067			– 0	–		– 0	–	402,892,067
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$402,892,067		$	– 0	–	$	– 0	–	$402,892,067

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

AB VALUE FUND •	21

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

22	• AB VALUE FUND

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB VALUE FUND •	23

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2016, the reimbursement for such services amounted to $50,772.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $145,888 for the year ended November 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,410 from the sale of Class A shares and received $1,254, $531 and $110 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2016, such waiver amounted to $2,895.

24	• AB VALUE FUND

Notes to Financial Statements

A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended November 30, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)	Dividend Income (000)
$2,199	$167,601	$166,638	$3,162	$8

Brokerage commissions paid on investment transactions for the year ended November 30, 2016 amounted to $364,037, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the year ended November 30, 2016, such waiver amounted to $7,795. Effective February 29, 2016 payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $509,234, $959,193, $142,307 and $78,270 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB VALUE FUND •	25

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$279,790,952		$289,252,269
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$360,698,545

Gross unrealized appreciation	$56,279,098
Gross unrealized depreciation	(14,085,576)

Net unrealized appreciation	$42,193,522

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2016.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

26	• AB VALUE FUND

Notes to Financial Statements

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 21, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2016, the Fund had securities on loan with a value of $4,607,422 and had received cash collateral which has been invested into Government Money Market Portfolio of $4,386,900. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $51,543, $8,210 and $7,411 from the borrowers, AB Government Exchange Reserves and Government Money Market Portfolio, respectively, for the year ended November 30, 2016; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2016, such waiver amounted to $4,151. A principal risk of lending

AB VALUE FUND •	27

Notes to Financial Statements

portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period December 1, 2015 to June 20, 2016 is as follows:

Market Value 11/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 06/20/16 (000)
$7,801	$53,804	$61,605	$	– 0	–

A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the period June 21, 2016 to November 30, 2016 is as follows:

Market Value 06/21/16 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/16 (000)
$	– 0	–	$40,818	$36,431	$4,387

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2016	Year Ended November 30, 2015

Class A
Shares sold	122,812	238,237	$1,594,871	$3,373,339

Shares issued in reinvestment of dividends	45,460	56,897	595,979	814,200

Shares converted from Class B	30,306	64,123	396,312	910,997

Shares redeemed	(695,740)	(695,918)	(9,087,909)	(9,855,225)

Net decrease	(497,162)	(336,661)	$(6,500,747)	$(4,756,689)

Class B
Shares sold	4,049	7,435	$53,238	$105,937

Shares issued in reinvestment of dividends	1,069	2,047	14,077	29,375

Shares converted to Class A	(30,207)	(63,960)	(396,312)	(910,997)

Shares redeemed	(11,421)	(18,585)	(149,956)	(265,641)

Net decrease	(36,510)	(73,063)	$(478,953)	$(1,041,326)

28	• AB VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2016	Year Ended November 30, 2015

Class C
Shares sold	62,218	50,671	$814,662	$710,471

Shares issued in reinvestment of dividends	4,848	8,555	63,610	122,335

Shares redeemed	(174,028)	(219,233)	(2,250,313)	(3,077,066)

Net decrease	(106,962)	(160,007)	$(1,372,041)	$(2,244,260)

Advisor Class
Shares sold	4,163,900	3,988,417	$54,371,246	$56,419,819

Shares issued in reinvestment of dividends	321,751	343,257	4,218,150	4,912,006

Shares redeemed	(4,731,225)	(4,105,329)	(62,210,186)	(58,349,071)

Net increase (decrease)	(245,574)	226,345	$(3,620,790)	$2,982,754

Class R
Shares sold	46,972	28,372	$598,103	$397,891

Shares issued in reinvestment of dividends	561	1,525	7,306	21,627

Shares redeemed	(45,693)	(87,154)	(595,050)	(1,222,603)

Net increase (decrease)	1,840	(57,257)	$10,359	$(803,085)

Class K
Shares sold	211,610	275,216	$2,682,005	$3,840,391

Shares issued in reinvestment of dividends	9,349	12,709	120,602	178,814

Shares redeemed	(198,596)	(383,154)	(2,589,446)	(5,285,912)

Net increase (decrease)	22,363	(95,229)	$213,161	$(1,266,707)

Class I
Shares sold	321	1,274	$4,164	$17,689

Shares issued in reinvestment of dividends	1,357	1,634	17,634	23,168

Shares redeemed	(8,257)	(21,945)	(102,471)	(310,863)

Net decrease	(6,579)	(19,037)	$(80,673)	$(270,006)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may

AB VALUE FUND •	29

Notes to Financial Statements

fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk— Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$5,801,697	$7,000,922

Total taxable distributions paid	$5,801,697	$7,000,922

30	• AB VALUE FUND

Notes to Financial Statements

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,684,714
Accumulated capital and other losses	(96,857,042	)(a)
Unrealized appreciation/(depreciation)	42,193,522	(b)

Total accumulated earnings/(deficit)	$(49,978,806)

(a)	As of November 30, 2016, the Fund had a net capital loss carryforward of $96,857,042.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2016, the Fund had a net capital loss carryforward of $96,857,042 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$90,642,418	n/a	2017
6,214,624	$0	No expiration

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE J

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

AB VALUE FUND •	31

Notes to Financial Statements

NOTE K

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32	• AB VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 13.86		$ 14.51	$ 12.93	$ 9.64	$ 8.61

Income From Investment Operations
Net investment income(a)	.16	(b)	.16	.20	.13	.15
Net realized and unrealized gain (loss) on investment transactions	.44		(.60)	1.51	3.32	1.01

Net increase (decrease) in net asset value from operations	.60		(.44)	1.71	3.45	1.16

Less: Dividends
Dividends from net investment income	(.17)		(.21)	(.13)	(.16)	(.13)

Net asset value, end of period	$ 14.29		$ 13.86	$ 14.51	$ 12.93	$ 9.64

Total Return
Total investment return based on net asset value(c)	4.44	%*	(3.07)%*	13.38%*	36.32%*	13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,150		$54,560	$62,021	$61,455	$52,390
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%		1.03%	1.04%	1.07%	1.11%
Expenses, before waivers/reimbursements	1.00%		1.03%	1.04%	1.07%	1.11%
Net investment income	1.22	%(b)	1.15%	1.45%	1.18%	1.58%
Portfolio turnover rate	74%		91%	56%	55%	45%

See footnote summary on page 39.

AB VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 13.89		$ 14.53	$ 12.94	$ 9.63	$ 8.59

Income From Investment Operations
Net investment income(a)(d)	.15	(b)	.15	.20	.13	.14
Net realized and unrealized gain (loss) on investment transactions	.45		(.60)	1.52	3.32	1.01

Net increase (decrease) in net asset value from operations	.60		(.45)	1.72	3.45	1.15

Less: Dividends
Dividends from net investment income	(.15)		(.19)	(.13)	(.14)	(.11)

Net asset value, end of period	$ 14.34		$ 13.89	$ 14.53	$ 12.94	$ 9.63

Total Return
Total investment return based on net asset value(c)	4.40	%*	(3.13)%*	13.39%*	36.29%*	13.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$999		$1,475	$2,605	$3,759	$3,955
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%		1.08%	1.06%	1.11%	1.21%
Expenses, before waivers/reimbursements	1.75%		1.78%	1.76%	1.81%	1.91%
Net investment income(d)	1.17	%(b)	1.07%	1.47%	1.15%	1.46%
Portfolio turnover rate	74%		91%	56%	55%	45%

See footnote summary on page 39.

34	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 13.76		$ 14.41	$ 12.84	$ 9.57	$ 8.53

Income From Investment Operations
Net investment income(a)	.06	(b)	.06	.10	.05	.08
Net realized and unrealized gain (loss) on investment transactions	.44		(.60)	1.52	3.30	1.01

Net increase (decrease) in net asset value from operations	.50		(.54)	1.62	3.35	1.09

Less: Dividends
Dividends from net investment income	(.07)		(.11)	(.05)	(.08)	(.05)

Net asset value, end of period	$ 14.19		$ 13.76	$ 14.41	$ 12.84	$ 9.57

Total Return
Total investment return based on net asset value(c)	3.64	%*	(3.77)%*	12.65%*	35.30%*	12.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,545		$15,571	$18,617	$17,983	$15,556
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.74%		1.73%	1.74%	1.78%	1.83%
Expenses, before waivers/reimbursements	1.74%		1.73%	1.74%	1.78%	1.83%
Net investment income	.47	%(b)	.44%	.74%	.48%	.86%
Portfolio turnover rate	74%		91%	56%	55%	45%

See footnote summary on page 39.

AB VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 13.89		$ 14.55	$ 12.96	$ 9.66	$ 8.63

Income From Investment Operations
Net investment income(a)	.19	(b)	.21	.24	.17	.17
Net realized and unrealized gain (loss) on investment transactions	.45		(.62)	1.52	3.32	1.02

Net increase (decrease) in net asset value from operations	.64		(.41)	1.76	3.49	1.19

Less: Dividends
Dividends from net investment income	(.22)		(.25)	(.17)	(.19)	(.16)

Net asset value, end of period	$ 14.31		$ 13.89	$ 14.55	$ 12.96	$ 9.66

Total Return
Total investment return based on net asset value(c)	4.72	%*	(2.84)%*	13.76%*	36.78%*	13.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$319,337		$313,391	$324,882	$338,353	$273,267
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.74%		.73%	.74%	.77%	.81%
Expenses, before waivers/reimbursements	.74%		.73%	.74%	.77%	.81%
Net investment income	1.48	%(b)	1.45%	1.79%	1.49%	1.88%
Portfolio turnover rate	74%		91%	56%	55%	45%

See footnote summary on page 39.

36	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 13.69		$ 14.34	$ 12.76	$ 9.52	$ 8.49

Income From Investment Operations
Net investment income(a)	.10	(b)	.11	.14	.10	.11
Net realized and unrealized gain (loss) on investment transactions	.44		(.60)	1.52	3.27	1.02

Net increase (decrease) in net asset value from operations	.54		(.49)	1.66	3.37	1.13

Less: Dividends
Dividends from net investment income	(.09)		(.16)	(.08)	(.13)	(.10)

Net asset value, end of period	$ 14.14		$ 13.69	$ 14.34	$ 12.76	$ 9.52

Total Return
Total investment return based on net asset value(c)	3.99	%*	(3.47)%*	13.05%*	35.75%*	13.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,190		$1,127	$2,001	$1,885	$2,211
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.43%		1.41%	1.42%	1.42%	1.42%
Expenses, before waivers/reimbursements	1.43%		1.41%	1.42%	1.42%	1.42%
Net investment income	.78	%(b)	.76%	1.07%	.87%	1.25%
Portfolio turnover rate	74%		91%	56%	55%	45%

See footnote summary on page 39.

AB VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 13.62		$ 14.27	$ 12.72	$ 9.50	$ 8.49

Income From Investment Operations
Net investment income(a)	.14	(b)	.15	.18	.13	.14
Net realized and unrealized gain (loss) on investment transactions	.43		(.59)	1.50	3.26	1.00

Net increase (decrease) in net asset value from operations	.57		(.44)	1.68	3.39	1.14

Less: Dividends
Dividends from net investment income	(.16)		(.21)	(.13)	(.17)	(.13)

Net asset value, end of period	$ 14.03		$ 13.62	$ 14.27	$ 12.72	$ 9.50

Total Return
Total investment return based on net asset value(c)	4.26	%*	(3.16)%*	13.37%*	36.20%*	13.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,976		$10,345	$12,200	$10,762	$6,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.11%	1.11%	1.11%	1.14%
Expenses, before waivers/reimbursements	1.11%		1.11%	1.11%	1.11%	1.14%
Net investment income	1.10	%(b)	1.07%	1.36%	1.13%	1.57%
Portfolio turnover rate	74%		91%	56%	55%	45%

See footnote summary on page 39.

38	• AB VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of period	$ 13.78		$ 14.44	$ 12.86	$ 9.59	$ 8.57

Income From Investment Operations
Net investment income(a)	.20	(b)	.21	.24	.18	.18
Net realized and unrealized gain (loss) on investment transactions	.44		(.61)	1.52	3.29	1.01

Net increase (decrease) in net asset value from operations	.64		(.40)	1.76	3.47	1.19

Less: Dividends
Dividends from net investment income	(.22)		(.26)	(.18)	(.20)	(.17)

Net asset value, end of period	$ 14.20		$ 13.78	$ 14.44	$ 12.86	$ 9.59

Total Return
Total investment return based on net asset value(c)	4.81	%*	(2.81)%*	13.87%*	36.89%*	14.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,046		$3,048	$3,467	$3,004	$1,735
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.69%		.69%	.68%	.68%	.71%
Expenses, before waivers/reimbursements	.69%		.69%	.68%	.68%	.71%
Net investment income	1.52	%(b)	1.50%	1.79%	1.58%	1.98%
Portfolio turnover rate	74%		91%	56%	55%	45%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2016, November 30, 2015, November 30, 2014 and November 30, 2013 by 0.21%, 0.13%, 0.03% and 0.13%, respectively.

See notes to financial statements.

AB VALUE FUND •	39

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AB Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Value Fund (the “Fund”), one of the series constituting AB Trust, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Value Fund, one of the series constituting AB Trust, at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2017

40	• AB VALUE FUND

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2016. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

For the taxable year ended November 30, 2016, the Fund designates $5,801,697 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB VALUE FUND •	41

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Cem Inal(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Transfer Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Paul and Inal are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42	• AB VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB VALUE FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (2001)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

44	• AB VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Michael J. Downey, ## 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr., ## 84 (2001)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB VALUE FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015); U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

46	• AB VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB VALUE FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

48	• AB VALUE FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB VALUE FUND •	49

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior March 2003.

Joseph G. Paul 56	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Cem Inal 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Phyllis J. Clarke 56	Controller	Vice President of ABIS**, with which she has been associated since prior to 2012.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

50	• AB VALUE FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their

AB VALUE FUND •	51

business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before

52	• AB VALUE FUND

taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer

AB VALUE FUND •	53

group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the

54	• AB VALUE FUND

Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

AB VALUE FUND •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Relative Value Fund*

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to January 9, 2017, the Relative Value Fund was named Growth & Income Fund; prior to November 1, 2016, the Sustainable Global Thematic Fund was named Global Thematic Growth Fund.

56	• AB VALUE FUND

AB Family of Funds

NOTES

AB VALUE FUND •	57

NOTES

58	• AB VALUE FUND

NOTES

AB VALUE FUND •	59

NOTES

60	• AB VALUE FUND

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1116

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Value Fund	2015	$—	$—	$—
	2016	$—	$—	$—
AB International Value Fund	2015	$42,143	$—	$53,579
	2016	$43,383	$15	$36,024
AB Discovery Value Fund	2015	$37,426	$—	$24,107
	2016	$38,527	$115	$27,996
AB Value Fund	2015	$32,865	$—	$18,631
	2016	$33,832	$19	$18,955

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Value Fund	2015	$—	$—
			$—
			$—
	2016		$—
			$—
			$—
AB International Value Fund	2015	$468,824	$53,579
			$—
			$(53,579)
	2016	$442,489	$36,039
			$(15)
			$(36,024)
AB Discovery Value Fund	2015	$439,352	$24,107
			$(15)
			$(24,107)
	2016	$434,561	$28,111
			$(115)
			$(27,996)
AB Value Fund	2015	$433,876	$18,631
			$(115)
			$(18,631)
	2016	$425,424	$18,974
			$(19)
			$(18,955)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 27, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 27, 2017